                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                  DAL-TILE INTERNATIONAL INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
  __Dal-Tile International Inc._________________________________________________

                                                          April 3, 1998

         Dear Stockholder:

             You are cordially invited to attend the 1998 Annual
         Meeting of Stockholders of Dal-Tile International Inc. to be held on Thursday, April 30, 1998, at 10:00 a.m., local time, at The Hotel Crescent Court, 400 Crescent Court, Dallas, Texas 75201.

             The Secretary's formal notice of the meeting and the Proxy Statement which appear on the following pages will describe the matters to be acted upon at the meeting.

             We hope that you will be able to attend the meeting in person. However, whether or not you plan to be present, please complete, sign, date and return your proxy as soon as possible so that your vote will be counted.

                                         Sincerely yours,

                                         JACQUES R. SARDAS

                                         President, Chief Executive
                                         Officer
                                         and Chairman of the Board

           7834 C.F. Hawn Freeway  Dallas, Texas 75217  214-398-1411

                          DAL-TILE INTERNATIONAL INC.

                               -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              -------------------

    The 1998 Annual Meeting of Stockholders of Dal-Tile International Inc., a Delaware corporation (the "Company"), will be held at The Hotel Crescent Court, 400 Crescent Court, Dallas, Texas 75201, on Thursday, April 30, 1998, at 10:00 a.m., local time, for the following purposes:

        1. To elect seven directors for terms ending at the 1999 Annual Meeting of Stockholders;

        2. To amend the Company's 1996 Amended and Restated Stock Option Plan to, among other things, increase the number of shares reserved for issuance pursuant thereto;

        3.  To approve the material terms of the Company's Annual Incentive
    Plan;

        4.  To approve the Stock Appreciation Rights granted to Messrs. Jacques
    R. Sardas, W. Christopher Wellborn, David F. Finnigan, Dan L. Cooke and Marc
    S. Powell;

        5. To ratify the appointment by the Board of Directors of Ernst & Young LLP, independent public accountants, as independent auditors for the Company for the fiscal year ending January 1, 1999; and

        6. To transact such other business as may properly come before the meeting.

    Stockholders of record as of the close of business on March 20, 1998 will be entitled to vote at the meeting.

    WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND PROMPTLY RETURN IT IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY DELIVERY TO THE COMPANY OF A SUBSEQUENTLY EXECUTED PROXY OR A WRITTEN NOTICE OF REVOCATION OR BY VOTING IN PERSON AT THE MEETING.

                                          By order of the Board of Directors,

                                          MARK A. SOLLS

                                          Secretary

April 3, 1998

                          DAL-TILE INTERNATIONAL INC.
                             7834 C.F. HAWN FREEWAY
                              DALLAS, TEXAS 75217

                              -------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 1998

                              -------------------

    This proxy statement is furnished to stockholders of Dal-Tile International Inc., a Delaware corporation (the "Company" or "Dal-Tile"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board" or "Board of Directors") for use at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 10:00 a.m., local time, on Thursday, April 30, 1998, at The Hotel Crescent Court, 400 Crescent Court, Dallas, Texas 75201, and any adjournments thereof.

    Stockholders of record as of the close of business on March 20, 1998 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournments thereof. As of the Record Date, the Company had outstanding 53,435,101 shares of Common Stock, par value $.01 per share ("Common Stock"), each entitled to one vote on all matters to be voted upon. This proxy statement, the accompanying form of proxy and the Company's annual report to stockholders for the fiscal year ended January 2, 1998 are being mailed on or about April 3, 1998 to each stockholder entitled to vote at the Annual Meeting.

                        VOTING AND REVOCATION OF PROXIES

VOTING

    If the enclosed proxy is executed and returned in time and not revoked, all shares represented thereby will be voted. Each proxy will be voted in accordance with the stockholder's instructions. If no such instructions are specified, signed proxies will be voted (a) FOR the election of each person nominated for election as a director, (b) FOR the amendment to the Company's 1996 Amended and Restated Stock Option Plan, (c) FOR the approval of the material terms of the Company's Annual Incentive Plan, (d) FOR the approval of the Stock Appreciation Rights granted to Messrs. Jacques R. Sardas, W. Christopher Wellborn, David F. Finnigan, Dan L. Cooke and Marc S. Powell, and (e) FOR the ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending January 1, 1999.

    The holders of a majority in number of the total outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, constitutes a quorum. Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting and entitled to vote in the election will be required for the election of directors and the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote thereon will be required to act on all other matters to come before the Annual Meeting, including (i) the amendment to the Company's 1996 Amended and Restated Stock Option Plan, (ii) the approval of the material terms of the Company's Annual Incentive Plan, (iii) the approval of the Stock Appreciation Rights granted to Messrs. Jacques R. Sardas, W. Christopher Wellborn, David F. Finnigan, Dan L. Cooke and Marc S. Powell, and (iv) the ratification of the appointment by the Board of Directors of Ernst & Young LLP as independent auditors for the Company. An automated system administered by the Company's transfer agent will tabulate the votes. For purposes of determining the number of votes cast with respect to any voting matter, only those cast "for" or "against" are included; abstentions and broker non-votes are excluded. Accordingly, with respect to the election of directors, abstentions and broker non-votes will have no effect on the outcome. For purposes of determining whether the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, with respect to any matter other than the election of directors, abstentions will have the effect of a vote "against" the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

REVOCATION

    A stockholder giving a proxy may revoke it at any time before it is voted by delivery to the Company of a subsequently executed proxy or a written notice of revocation. In addition, returning your completed proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so.

SHAREHOLDERS AGREEMENT

    Pursuant to a certain shareholders' agreement (the "Shareholders Agreement"), DTI Investors LLC, a beneficial owner of Common Stock ("DTI Investors"), Armstrong World Industries, Inc., a beneficial owner of Common Stock ("AWI") and the Company have agreed to cause the Board of Directors of Dal-Tile to be comprised of (i) six individuals designated by DTI Investors,
(ii) three individuals designated by AWI, and (iii) the Chief Executive Officer of Dal-Tile. The rights and obligations of DTI Investors and AWI to designate directors are subject to change in the event of certain circumstances, more particularly described in the Shareholders Agreement. As of the Record Date, DTI Investors and AWI beneficially owned approximately 87.9% of the outstanding Common Stock and, as such, have the voting power to effect the election of the nominees. The six individuals designated by DTI Investors are: Messrs. Pilliod, Danforth, Mai, Goldsmith, Wells and Skelsey. AWI has not designated any individuals at this time.

    Effective February 26, 1998, George A. Lorch, Frank A. Riddick III, and Robert J. Shannon, Jr., the three individuals designated as Company directors by AWI, resigned from their positions with the Company. The Company, DTI Investors and AWI are in discussions regarding filling the three director vacancies. On March 13, 1998, AWI notified the Company of its request, pursuant to the Shareholders Agreement, that Dal-Tile register for sale under the Securities Act of 1933, as amended, all of the 18,365,822 shares of Common Stock owned by AWI. AWI informed the Company that AWI was contemplating an underwritten secondary offering of Common Stock and an offering of AWI debt that would be manditorily exchangeable into Common Stock owned by AWI.

    The Shareholders Agreement, among other things, contains provisions (A) providing for registration rights under certain circumstances under the Securities Act of 1933, as amended, and (B) prohibiting the parties from acquiring additional shares of Common Stock until the earlier to occur of (x) the fourth anniversary of the initial public offering of the Common Stock and
(y) the sale by DTI Investors or AWI or its subsidiaries of 25% or more of the Common Stock owned by DTI Investors (or its predecessor) and certain members of the Company's management or AWI and its subsidiaries, as the case may be, as of December 31, 1995.

    Pursuant to the Shareholders Agreement, the Company is prohibited from engaging in, without the approval of a majority of the Board of Directors (including at least one AWI designee), any sale or transfer to a third party by merger or otherwise by the Company or any of its subsidiaries (in one transaction or a series of related transactions) of any subsidiary of the Company or assets of the Company or of a subsidiary thereof that involves more than 20% of the total assets of the Company and its subsidiaries taken as a whole on a cumulative basis, excluding, however, such dispositions in the ordinary course of business (including, but not limited to, sales of inventory and finished goods), and excluding the sale of all or substantially all of the stock or assets of the Company.

                             ELECTION OF DIRECTORS

    The Board of Directors currently consists of seven directors, with three vacancies. Seven directors are nominated to be elected at the Annual Meeting to hold office as directors until the 1999 Annual Meeting of Stockholders of the Company or until their respective successors have been duly elected and qualified. Unless otherwise directed, signed proxies in the accompanying form will be voted FOR the nominees listed below. All nominees have consented to be named and to serve if elected. If any one or more of the nominees is unable to serve or for good cause will not serve, proxies will be voted for the substitute nominee or nominees, if any, proposed by the Board of Directors. The Board has no knowledge that any nominee will or may be unable to serve or will or may withdraw from nomination. Each nominee will be elected if he receives the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock at the Annual Meeting. As described above under "Shareholders Agreement," the Company, DTI Investors and AWI are in discussions regarding filling the three director vacancies.

    The Board of Directors proposes the election of the following nominees for a term of one year. All of the nominees are presently directors of the Company. Set forth below for each nominee are his name and age, all positions and offices with the Company that he holds, if any, his principal occupations during at least the last five years and any additional directorships in publicly held companies or registered investment companies.

                      NAME                            AGE                  POSITION OR OFFICE HELD
------------------------------------------------      ---      ------------------------------------------------
Jacques R. Sardas...............................          67   Chairman of the Board, President and Chief
                                                                 Executive Officer
Charles J. Pilliod, Jr. ........................          79   Director
Douglas D. Danforth.............................          75   Director
Vincent A. Mai..................................          57   Director
Norman E. Wells, Jr. ...........................          49   Director
Henry F. Skelsey................................          39   Director
John M. Goldsmith...............................          34   Director

    JACQUES R. SARDAS, President, Chief Executive Officer and Chairman of the Board of Directors-- Mr. Sardas has been President and Chief Executive Officer of the Company since July 1997 and Chairman of the Board of Directors since October 1997. Prior to joining the Company, Mr. Sardas was Chairman and Chief Executive Officer of Sudbury, Inc. from 1992 to 1997. Prior to that, he spent 34 years at Goodyear Tire and Rubber Company, concluding as President of Goodyear Worldwide.

    CHARLES J. PILLIOD, JR., Director--Mr. Pilliod has been a Director of the Company since March 1990 and served as Chairman of the Board of Directors from October 1993 through October 1997. From October 1993 through April 1994, Mr. Pilliod also served as President and Chief Executive Officer of the Company. Mr. Pilliod served as U.S. Ambassador to Mexico from 1986 to 1989. Prior to that, he was the Chairman and Chief Executive Officer of Goodyear Tire & Rubber Company. Mr. Pilliod is also a director of Marvin & Palmer Associates, Inc.

    DOUGLAS D. DANFORTH, Director--Mr. Danforth has been a Director of the Company since February 1997. He was Chairman and Chief Executive Officer of Westinghouse Corporation from December 1983 to December 1987. Mr. Danforth is a director of Travelers Group Inc. and Sola International Inc.

    VINCENT A. MAI, Director--Mr. Mai has been a Director of the Company since October 1989. Mr. Mai has been the President and Chief Executive Officer of AEA Investors Inc. ("AEA Investors") since April 1989 and Chairman of the Board of Directors of AEA Investors since January 1998. AEA Investors is the managing member of DTI Investors, a beneficial owner of Common Stock. For the preceding 15 years, he was a Managing Director of Lehman Brothers Inc., an investment banking firm. Mr. Mai also is a director of the Federal National Mortgage Association.

    NORMAN E. WELLS, JR., Director--Mr. Wells has been a Director of the Company since December 1997. Mr. Wells joined Easco, Inc. as President and Chief Executive Officer in November 1996. From

March 1993 to November 1996, he was President and Chief Executive Officer of CasTech Aluminum Group Inc.

    HENRY F. SKELSEY, Director--Mr. Skelsey has been a Director of the Company since October 1989. Mr. Skelsey has been a Managing Director of AEA Investors (the managing member of DTI Investors, a beneficial owner of Common Stock) since March 1988. Prior to his association with AEA Investors, Mr. Skelsey was a Vice President in the Merchant Banking division of Lehman Brothers Inc., an investment banking firm.

    JOHN M. GOLDSMITH, Director--Mr. Goldsmith has been a Director of the Company since April 1996. Mr. Goldsmith is a Managing Director of AEA Investors (the managing member of DTI Investors, a beneficial owner of Common Stock), and has been associated with AEA Investors since 1989. Previously, he was a member of the Financial Services practice of Ernst & Young LLP, an independent accounting firm.

                    FURTHER INFORMATION CONCERNING THE BOARD
                          OF DIRECTORS AND COMMITTEES

    The Board of Directors of the Company directs the management of the business and affairs of the Company, as provided by Delaware law, and conducts its business through meetings of the Board and three standing committees: Audit, Compensation and Section 162(m). In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues. The Company has no nominating or similar committee.

BOARD MEETINGS AND COMMITTEES

    The Board of Directors of the Company held a total of ten (10) meetings and took one (1) action by written consent during the fiscal year ended January 2, 1998 (such fiscal year sometimes referred to herein as "fiscal 1997"). No director participated in fewer than 75% of the aggregate number of meetings of the Board of Directors and meetings of the committees of the Board on which he served.

    The Audit Committee's principal functions are to review the scope of the annual audit of the Company by its independent public accountants, review the annual financial statements of the Company and the related audit report of the independent auditors, review management's selection of an independent public accounting firm each year and review audit and any non-audit fees paid to the Company's independent public accountants. The Company's Chief Financial Officer generally attends Audit Committee meetings and delivers reports to and answers inquiries from the Audit Committee. The Audit Committee reports its findings and recommendations to the Board. The Audit Committee is composed of three non-employee directors. During fiscal 1997, the Audit Committee consisted of three directors and included, at various times, E. Mandell de Windt, John M. Goldsmith, Frank A. Riddick III and Douglas D. Danforth. Since February 27, 1998, the members of the Audit Committee have been Douglas D. Danforth and Norman E. Wells, Jr. The Audit Committee held four (4) meetings in fiscal 1997.

    The Compensation Committee is responsible generally for establishing and administering the Company's compensation plans and programs. During fiscal 1997, the Compensation Committee consisted of two or three directors and included, at various times, Drew Lewis, Robert J. Shannon, Jr., Henry F. Skelsey and Vincent
A. Mai. Since February 26, 1998, the members of the Compensation Committee have been Vincent A. Mai and Henry F. Skelsey. The Compensation Committee held six
(6) meetings and took six (6) actions by written consent in fiscal 1997.

    The Section 162(m) Committee (the "162(m) Committee") is responsible for establishing and administering the Company's executive compensation plans and programs to the extent that such plans and programs relate to compensation which the Company intends to qualify for an exemption from the deduction limitation of
Section 162(m) of the United States Internal Revenue Code of 1986, as amended (the "Code"). Since its formation during fiscal 1997, the 162(m) Committee consisted of two or three directors and included, at various times, Drew Lewis, Douglas D. Danforth, George A. Lorch and Norman E. Wells, Jr. Since February 26, 1998, the 162(m) Committee members have been Norman E. Wells, Jr. and Douglas D. Danforth. The 162(m) Committee held two (2) meetings and took one (1) action by written consent in fiscal 1997.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The following directors served on the Company's Compensation Committee during fiscal 1997: Drew Lewis, Robert J. Shannon, Jr., Henry F. Skelsey and Vincent A. Mai. The following directors served on the Section 162(m) Committee during fiscal 1997: Drew Lewis, Douglas D. Danforth, George A. Lorch and Norman
E. Wells, Jr. Vincent A. Mai is the Chairman, President and Chief Executive Officer of AEA Investors (the managing member of DTI Investors, a beneficial owner of Common Stock). Henry F. Skelsey served as an officer of the Company and certain of its subsidiaries during such fiscal year. Mr. Skelsey is an officer and a managing director of AEA Investors. AEA Investors historically provided certain management, consulting and financial services to the Company for professional service fees and was reimbursed for out-of-pocket expenses. Such services included, but were not necessarily limited to, advice and assistance concerning the strategy, planning and financing of the Company, as needed from time to time. Such arrangement with AEA Investors was terminated in August 1996 upon completion of the Company's initial public offering of Common Stock and AEA Investors was paid a termination fee of $4.0 million in connection therewith. In fiscal 1997, payments of previously accrued management fees and reimbursement for expenses totaled $529,000. The Company receives the benefit of volume discounts for certain office services and supplies made available to various companies associated with AEA Investors pursuant to arrangements managed by a subsidiary of AEA Investors.

DIRECTORS' COMPENSATION

    Directors who are full-time employees of the Company receive no additional compensation for serving on the Board or its committees. Directors who are not full-time employees of the Company, employees of AEA Investors or employees of AWI receive an annual fee of $5,000 (except that Charles J. Pilliod, Jr., who was Chairman of the Board during part of fiscal 1997, received an annual fee of $25,000), and $500 for each Board meeting attended, plus reimbursement for traveling costs and other out-of-pocket expenses incurred in attending such meetings. Directors who serve on one or more of the Audit Committee, Compensation Committee and 162(m) Committee receive $500 for attending a committee meeting that occurs on a date other than the date of a meeting of the full Board. During fiscal 1997, Mr. Pilliod was granted options to purchase 200,000 shares of Common Stock at an exercise price of $16.00 per share, which was subsequently reduced to $13.69 per share.

               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Executive officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, during fiscal 1997, all filing requirements applicable to its executive officers and directors and greater than 10% stockholders were complied with.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

    The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date with respect to (i) each person known to Dal-Tile to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each of Dal-Tile's directors, (iii) each of the executive officers named in the table under "Compensation of Executive Officers-Executive Compensation-Summary Compensation Table", and (iv) all the Company's directors and executive officers as a group.

                                                                                                  PERCENT OF
                                                                                 NUMBER OF       COMMON STOCK
                                                                                 SHARES(1)          OWNED
                                                                             -----------------   ------------
DTI Investors LLC..........................................................         28,604,811       53.5%
  c/o AEA Investors Inc.
    65 East 55th Street
    New York, NY 10022
AEA Investors Inc.(2)......................................................         28,604,811       53.5
    65 East 55th Street
    New York, NY 10022
Armstrong Enterprises, Inc.(3).............................................         18,365,822       34.4
    Liberty and Charlotte Streets
    P.O. Box 3001
    Lancaster, PA 17604
Armstrong World Industries, Inc.(3)........................................         18,365,822       34.4
    Liberty and Charlotte Streets
    P.O. Box 3001
    Lancaster, PA 17604
Charles J. Pilliod, Jr.....................................................            311,000(4)(5)        *
Howard I. Bull.............................................................            503,013(5)(6)        *
Dan L. Cooke...............................................................            (25,0007)        *
Douglas D. Danforth........................................................            (5)   0
Vincent A. Mai.............................................................            (30,0005)(8)        *
Henry F. Skelsey...........................................................            (23,0005)(9)        *
John M. Goldsmith..........................................................            (58,000)(10)        *
Barry J. Kulpa.............................................................            312,936(11)        *
Jacques R. Sardas..........................................................            500,000(12)        *
Javier Eugenio Martinez Serna..............................................            115,372(13)
Harold G. Turk.............................................................            202,974(14)        *
W. Christopher Wellborn....................................................            (77,50015)        *
Norman E. Wells, Jr. ......................................................                  0
All directors and executive officers as a group (20 persons)...............          1,829,094        3.4

---------

*   Less than 1%.

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any shares that such person or persons have the right to acquire within 60 days after such date is deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) AEA Investors is the managing member of DTI Investors and accordingly may be deemed to beneficially own such shares.

(3) Based on information supplied to the Company by Armstrong Enterprises, Inc., which is a wholly owned subsidiary of AWI.

(4) Consists of 311,000 shares subject to options. 111,000 shares are held in nominee name, Hertrus and Company.

(5) Such director is a member of DTI Investors. Under the rules of the SEC, as such director does not have voting or investment power over the shares of Common Stock owned by DTI Investors, such director does not have beneficial ownership of such shares. Such director's membership interest in DTI Investors represents a less than 1% indirect interest in the Common Stock of the Company, which interest is in addition to any stock options held, or shares of Common Stock identified herein as beneficially owned, by such director.

(6) Consists of 502,913 shares subject to options and 100 shares.

(7) Consists of 25,000 shares subject to options.

(8) Excludes 28,604,811 shares owned by DTI Investors, the managing member of which is AEA Investors. Mr. Mai is a member of DTI Investors, and serves as an officer and director of AEA Investors. Mr. Mai disclaims beneficial ownership of the shares beneficially owned by DTI Investors and AEA Investors.

(9) Excludes 28,604,811 shares owned by DTI Investors, the managing member of which is AEA Investors. Mr. Skelsey is a member of DTI Investors and serves as an officer of AEA Investors. Mr. Skelsey disclaims beneficial ownership of the shares beneficially owned by DTI Investors and AEA Investors.

(10) Excludes 28,604,811 shares owned by DTI Investors, the managing member of which is AEA Investors. Mr. Goldsmith serves as an officer of AEA Investors. Mr. Goldsmith disclaims beneficial ownership of the shares beneficially owned by DTI Investors and AEA Investors.

(11) Consists of 312,936 shares subject to options.

(12) Consists of 500,000 shares subject to options.

(13) Consists of 115,372 shares subject to options.

(14) Consists of 202,974 shares subject to options.

(15) Consists of 77,500 shares subject to options.

                       COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

    The following table sets forth certain information with respect to the annual and long-term compensation of the two individuals who served as the Company's Chief Executive Officer during fiscal 1997, each of the Company's four most-highly compensated executive officers during fiscal 1997 who were serving in such capacity on January 2, 1998, and one individual who would have been one of the four most-highly compensated executive officers, but was not serving as an executive officer on January 2, 1998, in each case for the fiscal years ended December 31, 1995, January 3, 1997 and January 2, 1998:

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                ANNUAL        ------------
                                                             COMPENSATION      SECURITIES
                     NAME AND                             ------------------   UNDERLYING
                PRINCIPAL POSITION                  YEAR   SALARY    BONUS    OPTIONS/SARS     ALL OTHER COMPENSATION
--------------------------------------------------  ----  --------  --------  ------------        ---------------
Jacques R. Sardas(1)..............................  1997  $286,153  $300,000(2) 4,$250,000(3)   $18,410(4)(5)(6)
  Chairman of the Board, President and              1996         0         0          0              0
    Chief Executive Officer                         1995         0         0          0              0
Howard I. Bull(7).................................  1997   225,346         0          0          8,200(4)(5)(8)
  Former President and                              1996   434,000    23,469    384,226          3,750
    Chief Executive Officer                         1995   400,000   180,000          0         56,517
Barry J. Kulpa(9).................................  1997   277,607         0          0        238,264(4)(5)(8)(10)(11)
  Vice President and                                1996   328,200    16,860    448,273         13,368
    Chief Operating Officer                         1995   282,600   117,450          0          5,577
W. Christopher Wellborn(12).......................  1997    99,877   166,300 13)   610,000(14)    87,423(4)(5)(6)
  Executive Vice President, Treasurer               1996         0         0          0              0
    and Chief Financial Officer                     1995         0         0          0              0
Harold G. Turk....................................  1997   256,800         0          0         18,700(4)(5)(8)(10)(11)
  Vice President, Sales Service Centers             1996   255,000   139,768          0          8,012
                                                    1995   253,850    74,589          0         11,580
Javier Eugenio Martinez Serna.....................  1997   227,710    32,153                    36,494(5)(10)(15)
  Vice President, Mexico Operations                 1996   216,499    83,747     57,631         39,813
                                                    1995   170,000    78,594          0         36,461
Dan L. Cooke(16)..................................  1997   195,646         0    100,000(17)     12,324(4)(5)(6)(8)(10)
  Vice President, Information Technology            1996         0         0          0              0
                                                    1995         0         0          0              0

---------

(1) Mr. Sardas became President and Chief Executive Officer as of July 1, 1997 and Chairman of the Board as of October 17, 1997.

(2) The amount shown is a bonus payment earned in 1997 and paid in 1998.

(3) The amount shown includes 2,000,000 options and 2,250,000 SARs. See Option/SAR Grant Table.

(4) The amounts shown include premium payments for long-term disability paid by the Company during the fiscal year ended January 2, 1998 for Jacques R. Sardas, in the amount of $576, Howard I. Bull, in the amount of $1,580, Barry J. Kulpa, in the amount of $2,247, W. Christopher Wellborn, in the amount of $192, Harold G. Turk, in the amount of $2,015, and Dan L. Cooke, in the amount of $1,580.

(5) The amounts shown include premiums paid by the Company for life insurance during the fiscal year ended January 2, 1998 for Jacques R. Sardas in the amount of $3,581, Howard I. Bull, in the amount of $1,704, Barry J. Kulpa, in the amount of $906, W. Christopher Wellborn, in the amount of $49,

    Harold G. Turk, in the amount of $1,227, Javier Eugenio Martinez Serna, in the amount of $2,933, and Dan L. Cooke, in the amount of $1,188.

(6) The amounts shown include payments for relocation made by the Company during the fiscal year ended January 2, 1998 to Jacques R. Sardas, in the amount of $14,253, W. Christopher Wellborn, in the amount of $87,182, and Dan L. Cooke, in the amount of $1,075.

(7) Mr. Bull resigned from the Company effective July 1, 1997.

(8) The amounts shown include contributions made by the Company to the Company's 401K Plan for the fiscal year ended January 2, 1998 to Howard I. Bull, in the amount of $3,750, Barry J. Kulpa, in the amount of $3,750, Harold G. Turk, in the amount of $3,750, and Dan L. Cooke, in the amount of $2,631.

(9) Mr. Kulpa resigned from the Company effective October 1, 1997.

(10) The amounts shown include a car payment allowance for the fiscal year ended January 2, 1998 to Barry J. Kulpa, in the amount of $5,850, Harold G. Turk, in the amount of $5,879, Javier Eugenio Martinez Serna, in the amount of $16,875, and Dan L. Cooke, in the amount of $5,850.

(11) The amounts shown include matching contributions made by the Company to the Company's Supplemental Retirement Plan for the fiscal year ended January 2, 1998 to Barry J. Kulpa, in the amount of $5,174 and Harold G. Turk, in the amount of $5,829.

(12) Mr. Wellborn was appointed to his position as Executive Vice President, Treasurer and Chief Financial Officer as of August 25, 1997.

(13) The amount shown includes a signing bonus in the amount of $115,000 and a bonus in the amount of $51,300 earned in 1997 and paid in 1998.

(14) The amount shown includes 310,000 options and 300,000 SARs. See "Options/SAR Grant Table".

(15) The amount shown includes payments to Javier Eugenio Martinez Serva for fiscal 1997 in the amount of $867 for contributions to a workers profit sharing plan, $13,012 for scholarships, $1,105 for meals, $1,456 for contributions to a savings fund and $246 for medical insurance.

(16) Mr. Cooke was appointed to his position as Vice President, Information Technology as of January 2, 1997.

(17) The amount shown includes 50,000 options and 50,000 SARs. See "Option/SAR Grant Table".

OPTION/SAR GRANT TABLE

    The following table sets forth certain information regarding options and SARs granted during fiscal 1997 by the Company to the individuals named in the Summary Compensation Table:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                        INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE
                                   -----------------------------------------------------------     VALUE AT ASSUMED
                                     NUMBER OF     PERCENT OF TOTAL                             ANNUAL RATES OF STOCK
                                    SECURITIES       OPTIONS/SARS                               PRICE APPRECIATION FOR
                                    UNDERLYING        GRANTED TO       EXERCISE OR                   OPTION TERM
                                   OPTIONS/SARS   EMPLOYEES IN FISCAL  BASE PRICE   EXPIRATION  ----------------------
              NAME                    GRANTED            YEAR           PER SHARE      DATE         5%         10%
---------------------------------  -------------  -------------------  -----------  ----------  ----------  ----------
OPTIONS
Jacques R. Sardas(1).............    2,000,000              65.7%       $   13.69    6/13/2007  $17,219,135 $43,636,669
Howard I. Bull...................            0                 0              N/A          N/A         N/A         N/A
Barry J. Kulpa...................            0                 0              N/A          N/A         N/A         N/A
W. Christopher Wellborn(2).......      310,000              10.2%       $   13.69    8/25/2007   2,668,966   6,763,684
Harold G. Turk...................            0                 0              N/A          N/A         N/A         N/A
Javier E.M. Serna................            0                 0              N/A          N/A         N/A         N/A
Dan L. Cooke(3)..................       50,000               1.6%       $   13.75    4/18/2007     432,365   1,095,698
SARS
Jacques R. Sardas(4).............    2,250,000              83.0%       $    9.01    6/13/2007  $10,530,000 $10,530,000
Howard I. Bull...................            0                 0              N/A          N/A         N/A         N/A
Barry J. Kulpa...................            0                 0              N/A          N/A         N/A         N/A
W. Christopher Wellborn(5).......      300,000              11.1%       $    9.01    8/25/2007   1,404,000   1,404,000
Harold G. Turk...................            0                 0              N/A          N/A         N/A         N/A
Javier E.M. Serna................            0                 0              N/A          N/A         N/A         N/A
Dan L. Cooke(6)..................       50,000               1.8%       $    9.01   10/10/2007     237,000     237,000

---------

(1) On June 13, 1997, Mr. Sardas was granted options to acquire 2,000,000 shares of Common Stock at a per share exercise price of $16.00 (market value on such date). On October 10, 1997, the per share exercise price of such options was reduced to $13.69 (market value on such date). On February 20, 1998, the per share exercise price of such options was reduced to $11.94 (market value on such date). See "Option/SAR Repricing Table" below.

(2) On August 25, 1997, Mr. Wellborn was granted options to acquire 400,000 shares of Common Stock at a per share exercise price of $16.81 (market value on such date). On October 10, 1997, the number of shares subject to the options was reduced to 310,000 and the per share exercise price of such options was reduced to $13.69 (market value on such date). On February 20, 1998, the per share exercise price of such options was reduced to $11.94 (market value on such date). See "Option/SAR Repricing Table" below.

(3) On April 18, 1997, Mr. Cooke was granted options to acquire 50,000 shares of Common Stock at a per share exercise price of $13.75 (market value on such date). On February 20, 1998, the per share exercise price of such options was reduced to $11.94 (market value on such date). See "Option/SAR Repricing Table" below.

(4) On October 10, 1997, Mr. Sardas was granted 2,250,000 SARs with a per share base price of $9.01 and a ceiling price of $13.69. On February 20, 1998, the per share ceiling price of 2,000,000 of the SARs was reduced to $11.94. See "Option/SAR Repricing Table" below.

(5) On October 10, 1997, Mr. Wellborn was granted 300,000 SARs with a per share base price of $9.01 and a per share ceiling price of $13.69. On February 20, 1998, the per share ceiling price of the 300,000 SARs was reduced to $11.94. See "Option/SAR Repricing Table" below.

(6) On October 10, 1997, Mr. Cooke was granted 50,000 SARs with a per share base price of $9.01 and a per share ceiling price of $13.69. On February 20, 1998, the per share ceiling price of the 50,000 SARs was reduced to $11.94. See "Option/SAR Repricing Table" below.

    The material terms of the options and SARs set forth above are described below under the Proposal to amend the Company's 1996 Amended and Restated Stock Option Plan, to among other things, increase the number of shares reserved for issuance pursuant thereto, and the Proposal to approve the Stock Appreciation Rights granted to Messrs. Jacques R. Sardas, W. Christopher Wellborn, David F. Finnigan, Dan L. Cooke and Marc S. Powell. The amounts set forth in the table above do not reflect the reduction in the per share exercise price, in the case of stock options, and ceiling price, in the case of SARs, effected on February 20, 1998.

                           OPTION/SAR EXERCISE TABLE

    The following table sets forth the number of shares covered by both exercisable and unexercisable stock options and SARs as of January 2, 1998. Also reported are values for "in-the-money" options and SARs that represent the positive spread between the respective exercise or base prices of outstanding stock options and SARs and the value of the Common Stock as of January 2, 1998 based on its closing price on the New York Stock Exchange or, in the case of the SARs, their ceiling prices.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                          NUMBER OF SECURITIES
                                                                         UNDERLYING UNEXERCISED     VALUE OF UNEXERCISED IN
                                                                         OPTIONS/SARS AT FISCAL    THE MONEY OPTIONS/SARS AT
                                                                                YEAR-END                FISCAL YEAR-END
                                  SHARES ACQUIRED ON        VALUE      --------------------------  --------------------------
             NAME                    EXERCISE (#)         REALIZED     EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
-------------------------------  ---------------------  -------------  -----------  -------------  -----------  -------------
OPTIONS
Jacques R. Sardas(1)...........                0                  0       500,000     1,500,000     $       0    $         0
Howard I. Bull.................                0                  0       502,913             0     1,267,944              0
Barry J. Kulpa.................                0                  0       312,936             0       694,839              0
W. Christopher Wellborn(1).....                0                  0        77,500       232,500             0              0
Harold G. Turk.................                0                  0       202,974             0       581,521              0
Javier E.M. Serna..............                0                  0       115,372        14,408       291,640         28,312
Dan L. Cooke(2)................                0                  0        12,500        37,500             0              0
SARS
Jacques R. Sardas(3)...........                0                  0       562,500     1,687,500     $2,632,500   $ 7,897,500
Howard I. Bull.................                0                  0             0             0             0              0
Barry J. Kulpa.................                0                  0             0             0             0              0
W. Christopher Wellborn(3).....                0                  0        75,000       225,000       351,000      1,053,000
Harold G. Turk.................                0                  0             0             0             0              0
Javier E.M. Serna..............                0                  0             0             0             0              0
Dan L. Cooke(3)................                0                  0        12,500        37,500        59,250        177,750

---------

(1) At fiscal year end, the per share exercise price of such options was $13.69. See the notes to the "Option/SAR Repricing Table".

(2) At fiscal year end, the per share exercise price of such options was $13.75. See the notes to the "Option/SAR Repricing Table."

(3) At fiscal year end, the per share ceiling price of such SARs was $13.69 for Messrs. Sardas and Wellborn and $13.75 for Mr. Cooke. See the notes to the "Option/SAR Repricing Table."

OPTION/SAR REPRICING TABLE

    The following table sets forth certain information regarding options and SARs granted to the individuals named in the Summary Compensation Table which were repriced during fiscal 1997:

                                                                                                               LENGTH OF
                                             SECURITIES                                                         ORIGINAL
                                             UNDERLYING                                                       OPTION TERM
                                              NUMBER OF     MARKET PRICE OF                                   REMAINING AT
                                            OPTIONS/SARS   STOCK AT TIME OF   EXERCISE PRICE AT      NEW        DATE OF
                                             REPRICED OR     REPRICING OR     TIME OF REPRICING   EXERCISE    REPRICING OR
             NAME                  DATE      AMENDED (#)     AMENDMENT ($)    OR AMENDMENT ($)    PRICE ($)    AMENDMENT
-------------------------------  ---------  -------------  -----------------  -----------------  -----------  ------------
OPTIONS
Jacques R. Sardas(1)...........   10/10/97    2,000,000        $   13.69          $   16.00       $   13.69     6/13/2007
Howard I. Bull.................        N/A          N/A              N/A                N/A             N/A           N/A
Barry J. Kulpa.................        N/A          N/A              N/A                N/A             N/A           N/A
W. Christopher Wellborn(2).....   10/10/97      400,000            13.69              16.81           13.69     8/25/2007
Harold G. Turk.................        N/A          N/A              N/A                N/A             N/A           N/A
Javier E.M. Serna..............        N/A          N/A              N/A                N/A             N/A           N/A
Dan L. Cooke(3)................        N/A          N/A              N/A                N/A             N/A           N/A
SARS
Jacques R. Sardas(4)...........        N/A          N/A              N/A                N/A             N/A           N/A
Howard I. Bull.................        N/A          N/A              N/A                N/A             N/A           N/A
Barry J. Kulpa.................        N/A          N/A              N/A                N/A             N/A           N/A
W. Christopher Wellborn(5).....        N/A          N/A              N/A                N/A             N/A           N/A
Harold G. Turk.................        N/A          N/A              N/A                N/A             N/A           N/A
Javier E.M. Serna..............        N/A          N/A              N/A                N/A             N/A           N/A
Dan L. Cooke(6)................        N/A          N/A              N/A                N/A             N/A           N/A

---------

(1) The per share exercise price of the 2,000,000 options granted to Mr. Sardas was reduced on February 20, 1998 from $13.69 to $11.94 (market value on such date). The option term was not amended.

(2) The 400,000 options granted to Mr. Wellborn were reduced to 310,000 options on October 10, 1997. The per share exercise price of the 310,000 options was reduced on February 20, 1998 from $13.69 to $11.94 (market value on such date). The option term was not amended.

(3) The per share exercise price of the 50,000 options granted to Mr. Cooke was reduced on February 20, 1998 from $13.75 to $11.94 (market value on such date). The option term was not amended.

(4) The per share ceiling price of 2,000,000 of the 2,250,000 SARs granted to Mr. Sardas on October 10, 1997 was reduced on February 20, 1998 from $13.69 to $11.94. The per share ceiling price of 250,000 SARs remained at $13.69.

(5) The per share ceiling price of the 300,000 SARs granted to Mr. Wellborn on October 10, 1997 was reduced on February 20, 1998 from $13.69 to $11.94.

(6) The per share ceiling price of the 50,000 SARs granted to Mr. Cooke on October 10, 1997 was reduced on February 20, 1998 from $13.69 to $11.94.

EMPLOYMENT AGREEMENTS

    The Company has entered into an agreement with Jacques R. Sardas providing for his employment as the Company's President and Chief Executive Officer through December 31, 1999. Pursuant to the agreement, Mr. Sardas receives a minimum annual salary of $600,000 and is eligible to receive an annual bonus equal to 100% of his annual salary upon attainment of a "target" performance goal. Notwithstanding the foregoing, for the Company's fiscal year ending January 2, 1998, the Company and Mr. Sardas agreed upon a fixed bonus of $300,000. Pursuant to the agreement, the Company granted to Mr. Sardas options to acquire 2,000,000 shares of Common Stock. See "Option/SAR Grant Table" and the Proposal to amend the Company's 1996 Amended and Restated Stock Option Plan to, among other things, increase the number of shares reserved for issuance pursuant thereto.

    If the Company terminates Mr. Sardas' employment without cause (as defined in the employment agreement) or Mr. Sardas terminates his employment for good reason (as defined in the employment agreement), the Company shall pay to Mr. Sardas (i) any salary accrued and unpaid as of the date of termination, (ii) his annual salary through December 31, 1999 and (iii) the greater of (A) a PRO RATA portion of Mr. Sardas' annual bonus for the year of termination based on the performance of the Company from the beginning of the relevant bonus period to the date of termination and (B) the annual bonus for the fiscal year preceding the fiscal year of termination, PRO RATED based on the number of days elapsed in the year of termination. In addition, upon such a termination, the options to acquire the Common Stock granted to Mr. Sardas pursuant to the agreement during fiscal 1997 become 100% vested and remain exercisable throughout their ten-year term (50% vested if such termination occurs prior to June 30, 1998). The employment agreement also contains customary non-competition, non-solicitation and non-disclosure covenants.

    The Company has entered into an agreement with W. Christopher Wellborn providing for his employment as the Company's Chief Financial Officer through August 25, 2000. Pursuant to that agreement, Mr. Wellborn receives a minimum annual salary of $300,000 and is eligible to receive an annual bonus up to 100% of his annual salary upon attainment of certain financial performance goals. Notwithstanding the foregoing, for fiscal 1997, the Company and Mr. Wellborn agreed upon a fixed bonus of $150,000, which was PRO RATED for 1997. In addition, the Company paid to Mr. Wellborn a "sign-on" bonus equal to $140,000, subject to reimbursement to the Company by Mr. Wellborn of up to $40,000 thereof, in accordance with the "price protection" arrangement between the Company and Mr. Wellborn pertaining to the sale of Mr. Wellborn's Pennsylvania residence (after a $25,000 adustment, Mr. Wellborn's sign-on bonus was $115,000). Pursuant to the agreement, the Company granted to Mr. Wellborn options to acquire 310,000 shares of the Common Stock. See "Option/SAR Grant Table" and the Proposal to amend the Company's 1996 Amended and Restated Stock Option Plan to, among other things, increase the number of shares reserved for issuance pursuant thereto.

    If the Company terminates Mr. Wellborn's employment without cause (as defined in the employment agreement), the Company shall pay or provide, as the case may be, to Mr. Wellborn (i) any salary accrued and unpaid as of the date of termination, (ii) his annual salary from the date of termination until the later of (A) August 25, 2000; and (B) one year from the date of termination; and (iii) until August 25, 2000, any benefits to which he may be entitled under any Company employee benefit plan or program. If the Company does not renew Mr. Wellborn's employment agreement at the end of the term (August 25, 2000), the Company shall pay or provide, as the case may be, to Mr. Wellborn (x) any salary accrued and unpaid as of the effective date of non-renewal; (y) his annual salary and any benefits to which he may be entitled under any Company employee benefit plan or program from the effective date of non-renewal until the earlier of (C) one year from the effective date of non-renewal; and (D) the acceptance by Mr. Wellborn of employment other than with the Company. In addition, upon a termination of Mr. Wellborn's employment by the Company without Cause, the options described above become 100% vested and remain exercisable throughout their ten-year term. The employment agreement also contains customary non-competition, non-solicitation and non-disclosure covenants.

    The Company has entered into an employment agreement with Harold G. Turk. The agreement, which expires on December 31, 1999, provides for the payment of an annual base salary of at least $225,000. The employment agreement described herein contains provisions prohibiting Mr. Turk from competing with the Company during the term of employment and, in certain cases, for a period thereafter.

               COMPENSATION COMMITTEE AND 162(M) COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    The Company's Compensation Committee and its 162(m) Committee (the "Committees") are responsible for executive compensation, including establishing the Company's compensation philosophy and policies. The Committees also are responsible for administering the Company's executive compensation plans and programs. The Committees review the Company's executive compensation plans on at least an annual basis to ensure that the programs continue to meet the goals of the Committees' compensation philosophy. The 162(m) Committee performs these duties only to the extent that they relate to compensation which the Company intends to qualify for an exception to the deduction limitation of Section 162(m) of the Code. In fiscal 1997, such compensation constituted options granted to certain executive officers under the Company's stock option plan and the stock appreciation rights granted to five officers of the Company.

COMPENSATION PHILOSOPHY

    The Committees have four principal objectives in determining executive compensation policies: (1) to support the development of a high-caliber executive management team; (2) to establish a strong pay/ performance linkage;
(3) to focus executive management on the critical financial and operating objectives of the Company; and (4) to attract, reward, motivate and retain key executive talent. To achieve these objectives, the Committees have adopted the following overriding policies:

    - The Company will compensate competitively with the practices of other leading companies in both the distribution and manufacturing sector.

    - Generally, total compensation will be targeted at the 75th percentile of the pay scale of other leading companies in both the distribution and manufacturing sector if Company and individual performance meet expected levels or better. However, if necessary, the Company will offer enhanced compensation packages to attract talented executives to the Company.

    - To achieve total compensation objectives that have a strong performance emphasis, the use of variable incentive plans will be emphasized, utilizing both annual cash bonus and longer term stock-based plans and awards.

    - It is expected that in future fiscal years stock options and other incentive-based compensation will continue to constitute a significant portion of the compensation of executive officers so that the interests of executive officers will coincide with the interests of stockholders.

    The Committees' specific executive compensation practices discussed below are designed to implement the foregoing policies.

ELEMENTS OF EXECUTIVE COMPENSATION

    The elements of the Company's compensation of executive officers are: (1) annual cash compensation in the form of base salary and incentive bonuses; (2) long-term incentive compensation in the form of stock options granted under the Company's 1996 and 1997 Amended and Restated Stock Option Plans and in the form of stock appreciation rights; and (3) other compensation and employee benefits generally available to all employees of the Company, such as health insurance and employer matching contributions under the Company's Employee Retirement Savings Plan, a "401(k)" plan.

BASE SALARY

    The Compensation Committee reviews base salary levels of the executive officers annually. Adjustments, if any, generally are made effective January 1 of each year. Salary ranges for each executive officer are determined by the Compensation Committee. Historically, a mid-point base salary has been established around the 75th percentile of the pay scale of other leading companies in both the distribution and manufacturing sector. An executive officer's progression through the salary range is based upon the Compensation Committee's evaluation of the individual's job performance.

    During fiscal 1997, the Company hired a new Chief Executive Officer, Mr. Jacques Sardas, and a new Chief Financial Officer, Mr. W. Christopher Wellborn. The amount of their base salaries was established in part to incentivize them to accept employment with the Company.

  INCENTIVE BONUSES

    The Committees' process for determining annual bonuses is designed to motivate the Company's executive officers to perform to the best of their abilities and to enhance stockholder value through achievement of the Company's performance objectives. Therefore, a target bonus percentage is established for each executive and is related to his or her potential impact on Company results, while the percentage of bonus awarded is determined with reference to performance-related criteria. Incentive bonuses are paid annually upon certification by the Compensation Committee or 162(m) Committee of achievement of the relevant performance targets.

    The amount of an executive's bonus for fiscal 1997 was based on pre-established performance measures representing a mixture of Company financial goals (I.E., sales, net income, operting profit and expense controls) and three to four specific individual goals. For each goal, four specific levels of performance were established. At the end of the fiscal year, pre-established bonus percentages were applied to the actual level of attainment for each goal, thus determining the total bonus payment. Excluding bonuses paid to Messrs. Sardas, Wellborn and Finnigan to incentivize them to accept employment with the Company, no executive bonuses were paid for fiscal 1997.

  STOCK OPTIONS/STOCK APPRECIATION RIGHTS

    The Committees believe that the use of stock options as long-term compensation serves to motivate executive officers to maximize stockholder value and to remain in the Company's employment. The number of options granted to each executive is determined by the Committees, in their discretion. In making their determination, the Committees consider the executive's position at the Company, his or her individual contribution, the number of options (if any) to purchase the Common Stock held by the executive and other factors, including an analysis of the estimated amount potentially realizable from the options.

    The options held by the Company's current executive officers were granted using the above stated criteria. The Committees believe these holdings will encourage retention of key officers.

    During fiscal 1997, all options granted to executive officers had an exercise price equal to the fair market value of the underlying shares of Common Stock on the grant date. As the fair market value of the shares subject to such options decreased below the exercise price, the exercise price of certain of these options was reduced to the fair market value of the underlying shares at the time of the repricing. This occurred in October, 1997 and in February, 1998. The Committees believe that the repricings were necessary to achieve the purpose of the option grants--to retain, motivate and adequately compensate certain of the Company's senior executive officers. See "Executive Compensation--Option/SAR Repricing Table."

    In October, 1997, the 162(m) Committee granted stock appreciation rights (the "SARs") to five of the Company's most senior executive officers. The SARs entitle a holder to a payment per share subject to the SAR upon exercise equal to the excess of the fair market value of the shares at the time of exercise over $9.01; provided that the amount of such fair market value per share which can be taken into account is limited to a "ceiling price" equal to the current adjusted exercise price of the 1997 option grants made to the holder of the SARs, except in the case of certain of the SARs held by Mr. Sardas, where the "ceiling price" of 250,000 of such SARs is $13.69 per share. The 162(m) Committee believes that granting the SARs was necessary to retain, motivate and adequately compensate certain of its most valuable executives by appropriately supplementing their equity-based compensation represented by stock options.

  CEO COMPENSATION

    Mr. Sardas joined the Company as its Chief Executive Officer on July 1, 1997, replacing Mr. Howard Bull. The Committees determined Mr. Sardas' compensation on the same basis and under the same philosophy it uses in determining the compensation of other executive officers of the Company. In addition, Mr. Sardas' compensation reflects the Committees' views as to the appropriate amount of compensation that was necessary to incentivize Mr. Sardas to accept employment with the Company.

    Mr. Sardas' annual base salary of $600,000 is consistent with industry practice. To link Mr. Sardas' cash compensation to Company performance, a substantial amount of Mr. Sardas' potential cash compensation for the fiscal year ended January 1, 1999 will be tied to the Company's achievement of objective financial targets. Mr. Sardas' bonus opportunity will be 100% of his base salary upon achievement of 100% of his target performance goal under the Company's Annual Incentive Plan. Mr. Sardas' bonus for the portion of fiscal 1997 during which he served as Chief Executive Officer was fixed at $300,000. The Committees believed that a guaranteed bonus for the 1997 fiscal year was necessary to incentivize Mr. Sardas to accept employment with the Company.

    The 162(m) Committee believes that stock options and stock appreciation rights are critical to linking Mr. Sardas' compensation to Company performance and to aligning Mr. Sardas' interests with those of the Company's shareholders. Upon commencement of employment, the 162(m) Committee granted Mr. Sardas options to acquire 2,000,000 shares of Common Stock at a per share exercise price of $16.00, the fair market of the shares on the grant date. The 162(m) Committee granted that number of options so that a significant, if not the largest, portion of Mr. Sardas' compensation would be tied to the value of the Company's stock. To ensure that Mr. Sardas would continue to be properly motivated, on October 10, 1997 and February 20, 1998, the 162(m) Committee reduced the exercise price of the options to $13.69 per share and $11.94 per share, respectively, the fair market value of the underlying shares at the time of the repricings.

    On October 10, 1997, the 162(m) Committee granted to Mr. Sardas SARs covering 2,250,000 shares of Common Stock. The SARs entitle Mr. Sardas to a payment per share upon exercise equal to the excess of the fair market value of the shares at the time of exercise over $9.01; provided that the amount of such fair market value per share which can be taken into account is limited to $13.69 in the case of 250,000 of the SARs and $11.94 in the case of 2,000,000 of the SARs. The 162(m) Committee believes that the SARs are essential to supplement Mr. Sardas' other equity-based compensation represented by stock options.

SECTION 162(m)

    Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a deduction to any publicly-held corporation for compensation paid in excess of $1 million in a taxable year to its chief executive officer or any of the four other most highly compensated executive officers employed by such corporation on the last day of its taxable year. The 162(m) Committee considered the impact of Section 162(m) on the compensation of its executive officers. The 162(m) Committee expects that the deduction limitation does not, and will not, in the near future, apply to executive officers' compensation. The 162(m) Committee intends to monitor the impact of Section 162(m) and consider structuring executive compensation arrangements so that the deduction limitation will continue not to apply.

    This Proxy Statement proposes that the Company's stockholders approve the Company's Amended and Restated 1997 Stock Option Plan, Annual Incentive Plan, and the SARs (each as hereinafter defined) in order to exempt such plans and arrangements from the deductibility limitation.

                                          Respectfully submitted,

                SECTION 162(M) COMMITTEE                                   COMPENSATION COMMITTEE
--------------------------------------------------------  --------------------------------------------------------
             Norman E. Wells, Jr., Chairman                               Vincent A. Mai, Chairman
                  Douglas D. Danforth                                         Henry F. Skelsey

PERFORMANCE GRAPH

    The following graph compares the cumulative total return on $100 invested on August 14, 1996 in each of the Common Stock of the Company, Standard & Poor's 500 Index and the Dow Jones Building Materials Index. The returns of the Standard & Poor's Index and the Dow Jones Building Materials Index are calculated assuming reinvestment of dividends. The Company has not paid any dividends. The graph covers a period commencing August 14, 1996, when the Company's Common Stock was first publicly traded, through January 2, 1998. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                     AMONG DAL-TILE INTERNATIONAL INC., THE
                    S&P 500 INDEX AND THE DOW JONES BUILDING
                                MATERIALS INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            DAL-TILE INTERNATIONAL
                     INC.              S&P 500 INDEX   DOW JONES BUILDING MATERIALS INDEX
8/14/96                          100              100                                 100
1/3/97                           138              113                                 118
1/2/98                            85              149                                 145

                                                             AUGUST 14,     JANUARY 3,     JANUARY 2,
                                                                1996           1997           1998
                                                            -------------  -------------  -------------
Dal-Tile International Inc................................          100            138             85
S&P 500 Index.............................................          100            113            149
Dow Jones Building Materials Index........................          100            118            145

                              CERTAIN TRANSACTIONS

    AEA Investors (the managing member of DTI Investors, which is a beneficial owner of Common Stock) historically provided certain management, consulting and financial services to the Company for professional service fees and was reimbursed for out-of-pocket expenses. Such services included, but were not necessarily limited to, advice and assistance concerning the strategy, planning and financing of the Company, as needed from time to time. Such arrangement with AEA Investors was terminated in August 1996 upon completion of the Company's initial public offering of Common Stock, and AEA Investors was paid a termination fee of $4.0 million in connection therewith. In fiscal 1997, payments of previously accrued management fees and reimbursement for expenses totaled $529,000. The Company receives the benefit of volume discounts for certain office services and supplies made available to various companies associated with AEA Investors pursuant to arrangements managed by a subsidiary of AEA Investors. Messrs. Mai, Skelsey and Goldsmith are directors of the Company; Mr. Mai is the Chairman, President and Chief Executive Officer of AEA Investors; and Messrs. Skelsey and Goldsmith are each a Vice President and Managing Director of AEA Investors.

    On December 29, 1995, AWI acquired 37% of the then outstanding capital stock of the Company in connection with the acquisition pursuant to which the Company acquired American Olean Tile Company, Inc. ("AO") and certain related assets of the ceramic tile business of AWI (the "AO Acquisition"). In connection with the AO Acquisition, the Company entered into agreements with AWI relating to (i) the use by the Company of certain trademarks owned by AWI, and (ii) certain transition services (including computer services and the supply of certain raw materials) to be supplied by AWI or its affiliates to the Company. These agreements were negotiated in connection with the AO Acquisition and have arm's-length terms and conditions. Transactions pursuant to such agreements are in the ordinary course of business. The Company also leases certain computer services from AWI for approximately $7 million per year through May 31, 1999.

                      PROPOSAL TO AMEND THE COMPANY'S 1996
                     AMENDED AND RESTATED STOCK OPTION PLAN
                 TO, AMONG OTHER THINGS, INCREASE THE NUMBER OF
                 SHARES RESERVED FOR ISSUANCE PURSUANT THERETO

INTRODUCTION

    The Company is seeking stockholder approval to amend the Company's 1996 Amended and Restated Stock Option Plan (the "1996 Stock Option Plan" and, as proposed to be amended, the "1997 Stock Option Plan") to, among other things, increase from 4,836,425 to 7,836,425 the number of shares of Common Stock reserved for issuance pursuant thereto. A copy of the proposed 1997 Stock Option Plan is attached hereto as Appendix A. The material features of the 1997 Stock Option Plan are described below; such description is subject to, and is qualified in its entirety by, the full text of the 1997 Stock Option Plan. The Board of Directors approved the 1997 Stock Option Plan on June 11, 1997, subject to approval of the Company's stockholders. DTI Investors LLC, which currently owns approximately 54% of the outstanding shares of Common Stock, has informed the Company that it intends to vote in favor of adoption of the 1997 Stock Option Plan.

    The purpose of the 1997 Stock Option Plan is to advance the interests of the Company by providing additional incentives to attract and retain qualified and competent employees, upon whose efforts and judgment the success of the Company is largely dependent, through the encouragement of stock ownership in the Company by such persons. Stockholder approval of the 1997 Stock Option Plan is required in order for compensation attributable to grants thereunder not to be subject to the deduction limitation of Section 162(m) of the Code. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has established and administered the 1997 Stock Option Plan with the intention that compensation attributable to Options (as defined below) granted thereunder with an exercise price no less than the fair market value of the underlying shares of the Common Stock on the date of grant would not be subject to the deduction limitation.

DESCRIPTION OF 1996 STOCK OPTION PLAN

GENERAL

    The Board of Directors adopted the 1996 Stock Option Plan effective as of August 8, 1996. The 1996 Stock Option Plan is an amendment and restatement of the Company's 1990 Stock Option Plan (as previously amended). The 1996 Stock Option Plan is designed to help the Company attract and retain skilled individuals for key positions within the Company by permitting the Company to offer such individuals the opportunity to acquire an equity interest in the Company.

SUMMARY OF 1996 STOCK OPTION PLAN

    The following summary description of the principal terms of the 1996 Stock Option Plan does not purport to be complete and is qualified in its entirety by the full text of the 1996 Stock Option Plan, a copy of which has previously been filed with the SEC by the Company, and the description of the proposed amendments to the 1996 Stock Option Plan set forth below.

    Pursuant to the 1996 Stock Option Plan, key employees of the Company are eligible to receive awards of stock options ("Options") in consideration for services performed for the Company (such key employees, "Optionees"). Currently, there are approximately 91 persons eligible to receive awards under the 1996 Stock Option Plan. Options granted under the 1996 Stock Option Plan may be either nonqualified stock options or "incentive stock options," within the meaning of Section 422 of the Code.

    The total number of shares of Common Stock with respect to which Options may be awarded under the 1996 Stock Option Plan (subject to antidilution and similar adjustments) equals 4,836,425 minus the sum of the number of shares subject to outstanding Options previously granted under the 1996 Stock Option Plan and the number of shares previously issued pursuant to the exercise of Options granted under the 1996 Stock Option Plan. As of June 11, 1997 (the date of approval by the Board of Directors of the Company of the 1997 Stock Option Plan), Options for the purchase of 1,182,054 shares of Common Stock were available for grant pursuant to the 1996 Stock Option Plan, and no shares had been issued pursuant to the exercise of previously granted options.

    The 1996 Stock Option Plan is administered by a committee consisting of at least two members of the Board of Directors (the "Committee"). Subject to the provisions of the 1996 Stock Option Plan, the Committee will determine when and to whom Options will be granted, the number of shares covered by each Option and the terms and provisions applicable to each Option; provided, however, that the Committee may not award Options to any employee with respect to more than 277,500 shares of Common Stock in any fiscal year during the term of the 1996 Stock Option Plan. Awards may be made under the 1996 Stock Option Plan to such key employees of the Company as the Committee in its sole discretion shall decide. The Committee has the authority to interpret the 1996 Stock Option Plan and may at any time adopt such rules and regulations for the 1996 Stock Option Plan as it deems advisable.

    An Option may be granted on such terms and conditions as the Committee may approve, provided that all Options must be granted with an exercise price equal to the fair market value of the underlying shares as of the date of grant (110% in the case of incentive stock options granted to a "ten percent shareholder" (as defined in Section 422 of the Code). Payment of the Option exercise price may be made by a certified or official bank check or, subject to Committee consent, by the surrender of shares of Common Stock. Unless the Committee otherwise provides in the agreement evidencing the grant of an

Option, an Option becomes exercisable with respect to 25% of the underlying shares on the date of grant, and with respect to an additional 25% on each of the first three anniversaries of the date of grant. Each Option shall be for such term as the Committee shall determine, provided that no incentive stock option shall have a term of greater than ten years (five years in the case of an incentive stock option granted to a "ten percent shareholder"). In the event of certain change in control transactions, each outstanding Option shall vest and entitle the holder thereof to receive, upon exercise, the same amount and kind of stock, securities, cash, property or other consideration that each holder of a share of the Common Stock would be entitled to receive in such transaction in respect of such share.

    The Board of Directors of the Company may at any time and from time to time suspend, amend, modify or terminate the 1996 Stock Option Plan; provided, however, that, to the extent required by Rule 16b-3 promulgated under the Exchange Act or any other law, regulation or stock exchange rule, no such change shall be effective without the requisite approval of the Company's stockholders. In addition, no such change may impair any award previously granted, except with the written consent of the grantee.

PROPOSED AMENDMENTS TO THE 1996 STOCK OPTION PLAN

    The 1996 Stock Option Plan is proposed to be amended to increase from 4,836,425 to 7,836,425 the number of shares of Common Stock reserved for issuance pursuant thereto and to increase the maximum number of shares of Common Stock with respect to which options may be granted to any individual in any fiscal year from 277,500 to 4,000,000. The principal purpose of these proposed amendments was to enable the Company to offer a compensation package to Mr. Jacques Sardas which included a sufficient number of Options. The terms of such Options are described generally above. See "Compensation of Executive Officers--Employment Agreements." The 1996 Stock Option Plan is also being amended in other ways to provide flexibility to the Committee in administering the plan. Under the 1997 Stock Option Plan, the Committee would have discretion to (i) vary the definition of "Cause" (upon the occurrence of which an Optionee's Options would be forfeited) on a grant-by-grant basis, (ii) grant Options with an exercise price less than the fair market value of the underlying shares on the date of grant, (iii) allow Options to remain outstanding for longer than 45 days after an Optionee's employment is terminated, (iv) modify the vesting schedule of Options subsequent to their grant, (v) vary the definition of certain change in control transactions (upon the occurrence of which Options generally will vest) on a grant-by-grant basis, and (vi) allow for the Options to be transferred. In addition, the 1997 Stock Option Plan will be administered with respect to executive officers of the Company whose compensation may be subject to the deductibility limitations of Section 162(m) of the Code by the 162(m) Committee. The Board of Directors of the Company adopted the 1997 Stock Option Plan effective as of June 11, 1997, subject to approval by the Company's stockholders.

NEW PLAN BENEFITS

    The Company cannot currently determine the number of shares of Common Stock that may be subject to Options granted in the future to executive officers and employees generally under the 1997 Stock Option Plan. Subject to stockholder approval of the 1997 Stock Option Plan, the Company has granted the following options to the following individuals and groups of individuals under the 1997 Stock Option Plan. See "Compensation of Executive Officers--Employment Agreements."

NEW PLAN BENEFITS

                                                                      NUMBER OF    EXERCISE
                         NAME AND POSITION                             OPTIONS     PRICE (1)     EXPIRATION DATE
--------------------------------------------------------------------  ----------  -----------  --------------------
Jacques R. Sardas...................................................   2,000,000   $   11.94          June 13, 2007
Howard I. Bull......................................................           0         N/A                    N/A
Barry J. Kulpa......................................................           0         N/A                    N/A
W. Christopher Wellborn.............................................     310,000       11.94        August 25, 2007
Harold G. Turk......................................................           0         N/A                    N/A
Javier E.M. Serna...................................................           0         N/A                    N/A
Executive Group (6 persons).........................................   2,575,000          (2)                    (3)
Non-Executive Director Group (1 person).............................     200,000       13.69       October 10, 2007
Non-Executive Officer Employee Group (40 persons)...................     268,000          (4)                    (5)

---------

(1) The Options were granted to Mr. Sardas on June 13, 1997 at an exercise price of $16.00 per share and to Mr. Wellborn on August 25, 1997 at an exercise price of $16.81 per share. The exercise price of the Options was reduced to $13.69 on October 10, 1997 and to $11.94 on February 20, 1998.

(2) Exercise prices range from $11.94 to $12.63.

(3) Expiration dates range from April 18, 2007 to December 10, 2007.

(4) Exercise prices range from $12.63 to $13.69.

(5) Expiration dates range from October 10, 2007 to December 10, 2007.

    The closing price of a share of the Common Stock on March 30, 1998 was $12.06.

    In general, 25% of the shares subject to an Option vest on the date of grant, and an additional 25% become vested on each of the first three anniversaries thereof. Upon a termination of employment, generally an Optionee forfeits his or her unvested options. In the case of Mr. Sardas, in the event his employment is terminated by the Company without "cause" or by Mr. Sardas with "good reason" on or prior to June 30, 1998, the Options held by him shall become 50% vested, and in the case of such a termination after July 1, 1998, 100% of such Options shall become vested. In the case of Mr. Wellborn, 100% of his Options shall vest upon his termination without "cause."

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

    The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to Options awarded under the 1997 Stock Option Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

    An Optionee will not recognize any taxable income upon the grant of a nonqualified option and the Company will not be entitled to a tax deduction with respect to such grant. Upon exercise of a nonqualified Option, the excess of the fair market value of the Common Stock on the exercise date over the exercise price will be taxable as compensation income to the Optionee. Subject to the Optionee including such excess amount in income or the Company satisfying applicable reporting requirements, the Company should be entitled to a tax deduction in the amount of such compensation income. The Optionee's tax basis for the Common Stock received pursuant to the exercise of an Option will equal the sum of the compensation income recognized and the exercise price.

    In the event of a sale of the Common Stock received upon the exercise of a nonqualified Option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months after exercise and will be subject to further reduced rates of tax if the shares were held for more than eighteen months after exercise.

    Generally, an Optionee should not recognize taxable income at the time of grant or exercise of an incentive stock option and the Company should not be entitled to a tax deduction with respect to such grant or exercise. The exercise of an incentive stock option generally will give rise to an item of tax preference that may result in alternative minimum tax liability for the Optionee.

    A sale or other disposition by an Optionee of shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the shares to such Optionee and more than two years after the date of grant of the incentive stock option should result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain or loss to the Optionee with no deduction being allowed to the Company, provided that any gain will be subject to reduced rates of tax if the shares were held for more than twelve months after exercise and will be subject to further reduced rates of tax if the shares were held for more than eighteen months after exercise. Upon a sale or other disposition of shares acquired upon the exercise of an incentive stock option within one year after the transfer of the shares to the Optionee or within two years after the date of grant of the incentive stock option (including the delivery of such shares in payment of the exercise price of another incentive stock option within such period), any excess of (a) the lesser of (i) the fair market value of the shares at the time of exercise of the Option and (ii) the amount realized on such disqualifying sale or other disposition of the shares, over (b) the exercise price of such shares, should constitute ordinary income to the Optionee and the Company should be entitled to a deduction in the amount of such income. The excess, if any, of the amount realized on a disqualifying sale over the fair market value of the shares at the time of the exercise of the Option generally will constitute short-term or long-term capital gain, depending on whether the shares have been held for at least twelve months after the date of exercise, with the lowest capital gains rates available if shares are held for more than eighteen months after the date of exercise.

    Special rules may apply to Optionees who are subject to Section 16 of the Exchange Act.

    Under certain circumstances the accelerated vesting or exercise of Options in connection with a change of control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of
Section 280G of the Code. To the extent it is so considered, the Optionee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

    Section 162(m) of the Code generally disallows a Federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of the taxable year. The Company has established and administered the 1997 Stock Option Plan with the intention that compensation attributable to Options granted thereunder with an exercise price no less than the fair market value of the underlying shares of the Common Stock on the date of grant would not be subject to the deduction limitation.

    As of the date of approval by the Board of Directors of the Company of the 1997 Stock Option Plan, options to purchase 1,182,054 shares of Common Stock were available for grant pursuant to the 1996 Stock Option Plan. No options granted under the 1996 Stock Option Plan have been exercised. The Board believes that the availability of an adequate number of shares reserved for issuance pursuant to the 1997 Stock Option Plan is an important factor in its ability to attract, retain and motivate qualified employees, officers and directors. In particular, the proposed amendments to the 1996 Stock Option Plan enabled the Company to offer compensation packages to Jacques Sardas and W. Christopher Wellborn which included a significant number of options. The proposed amendments also provide the Committee additional flexibility to administer the plan in accordance with the general purposes of the plan to attract, retain and motivate qualified employees and officers.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL

                 PROPOSAL TO APPROVE THE MATERIAL TERMS OF THE
                      ANNUAL INCENTIVE PLAN OF THE COMPANY

INTRODUCTION

    The Company is seeking stockholder approval of the material terms of the Dal-Tile International Inc. Annual Incentive Plan (the "Incentive Plan").

    The Company is seeking stockholder approval of the material terms of the Incentive Plan solely in order for amounts paid thereunder not to be subject to the deduction limitation of Section 162(m) of the Code. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance based compensation," the material terms of which are disclosed to and approved by stockholders. The Company has established and administered the Incentive Plan with the intention that compensation resulting therefrom would not be subject to the deduction limitation. The Company retains the ability to pay incentive compensation other than pursuant to the Incentive Plan.

    The Incentive Plan was approved by the Board of Directors of the Company on March 30, 1998, subject to approval of the material terms of the Incentive Plan by the stockholders of the Company. DTI Investors LLC, which currently owns approximately 54% of the outstanding shares of the Common Stock, has informed the Company that it intends to vote to approve the material terms of the Incentive Plan.

DESCRIPTION OF THE INCENTIVE PLAN

    The material terms of the Incentive Plan are described below; such description is subject to, and is qualified in its entirety by, the full text of the Incentive Plan, which is attached hereto as Appendix B.

    The purpose of the Incentive Plan is to provide an incentive to key employees of the Company chosen by the Board of Directors of the Company or a committee thereof (collectively, the "Board") to dedicate themselves to the financial success of the Company as measured based on objective financial criteria. To this end, the Incentive Plan provides for an annual cash incentive to participants, equal to a percentage of their base salary at the beginning of the Company's fiscal year, upon attainment of one or more "target" performance goals established by the Board. The percentage of a participant's salary for which he or she is eligible to receive as an incentive is established by the Board and may differ among participants. The Board also establishes what portion of such percentage of salary will be paid depending on the extent to which the Company attains its performance goal "targets." For example, a participant may be eligible to receive 50% of his or her base salary if 100% of the performance target is satisfied, and a greater or lesser amount if 100% of the performance target is exceeded or not attained, respectively. The performance targets may be based upon any one or more of the following financial criteria: earnings per share, economic value added (measure of profitability compared to invested capital), EBITDA and/or cash flow of the Company and/or its operating units. The maximum amount that any individual can receive under the Incentive Plan in respect of a single fiscal year of the Company cannot exceed 200% of individual's annual base salary at the beginning of such year (or a proportionally lesser or greater amount for a performance period shorter or longer, respectively, than a full fiscal year). The Incentive Plan is administered by the 162(m) Committee with respect to those individuals whose incentive awards may be subject to the deduction limitation of Section 162(m) of the Code. The Incentive Plan is administered by the Compensation Committee as it applies to all other participants.

    Amounts payable pursuant to the Incentive Plan are not currently determinable because they are calculated based on a participant's base salary in effect at the beginning of a fiscal year and the extent to which the Company attains the relevant performance targets in such fiscal year.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                            PROPOSAL TO APPROVE THE
            STOCK APPRECIATION RIGHTS GRANTED TO JACQUES R. SARDAS,
                  W. CHRISTOPHER WELLBORN, DAVID F. FINNIGAN,
                        DAN L. COOKE AND MARC S. POWELL

    The Company is seeking stockholder approval of the stock appreciation rights (the "SARs") granted to Messrs. Sardas, Wellborn, Finnigan, Cooke and Powell (the "SAR Recipients"). Stockholder approval of the SARs is required in order for amounts paid thereunder not to be subject to the deduction limitation of
Section 162(m) of the Code. Section 162(m) of the Code generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the corporation on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. The Company granted the SARs with the intention that compensation resulting therefrom would be qualified "performance-based compensation."

    The 162(m) Committee granted the SARs as of October 10, 1997, and amended the SARs as of February 20, 1998 to reduce the per share "ceiling price" (described below) of the SARs from $13.69 to $11.94 (except for 250,000 SARs held by Mr. Sardas). The SARs were amended at the same time that the exercise price of options to acquire shares of Common Stock granted to the SAR Recipients during 1997 was reduced from $13.69 (in the case of Messrs. Sardas, Wellborn and Finnigan) and $13.75 (in the case of Messrs. Cooke and Powell) to $11.94. The grant of the SARs and the amendment thereto is subject to approval of the Company's stockholders. DTI Investors LLC, which currently holds approximately 54% of the outstanding shares of the Common Stock, has informed the Company that it intends to vote to approve the grant of the SARs and the amendment thereto.

    The material terms of the SARs are described below; such description is subject to, and is qualified in its entirety by, the full text of the SARs, which are attached hereto as Appendix C. The 162(m) Committee granted the SARs to enhance the equity-based compensation of the SAR Recipients. The SARs are intended to provide an incentive to the SAR Recipients to dedicate themselves to the financial success of the Company as measured based on objective financial criteria. To this end, the SARs contain both performance-based and service-based vesting conditions. The performance-based vesting condition provides that the SARs become exercisable (subject to the service-based vesting condition) only if the Company reports, pursuant to its audited financial statements, positive net income for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999. The service-based vesting condition provides that the SARs become exercisable (subject to the performance-based vesting condition) with respect to 25% of the underlying shares of the Common Stock on the date of grant and an additional 25% on each of the first three anniversaries of the date on which the relevant SAR Recipient received his grant of stock options during fiscal 1997 (except in the case of Mr. Sardas, whose SARs become fully service-vested on December 31, 1999), in each case if the SAR Recipient is then employed by the Company. In the case of Mr. Sardas, in the event his employment is terminated by the Company without "cause" or by Mr. Sardas with "good reason" on or before June 30, 1998, the SARs held by him shall become 50% vested subject to satisfaction of the performance-based vesting condition described above, and in the case of such a termination after July 1, 1998, 100% of such SARs shall become vested, subject to satisfaction of the performance-based vesting condition described above. In the case of Mr. Wellborn, 100% of the SARs held by him vest upon his termination without "cause," subject to satisfaction of the performance-based vesting condition described above. See "Executive Compensation--Employment Agreements." The SARs become fully vested upon the occurrence of certain "change in control" transactions involving the Company. Unless previously forfeited, a SAR Recipient's SARs expire on the tenth anniversary of the date of the option grant to such recipient in 1997.

    Upon exercise of all or a portion of a SAR, a SAR Recipient is entitled to a payment equal to the number of shares of the Common Stock with respect to which the SAR is then being exercised multiplied by the difference between the per share fair market value of Common Stock on the date of exercise and $9.01; PROVIDED, HOWEVER, that no amount of fair market value of a share of Common Stock in excess of $11.94 (the "ceiling price") shall be taken into account (except with respect to 250,000 SARs held by Mr. Sardas, where the per share "ceiling price" is $13.69). The amount payable upon exercise of a SAR may be made in cash, shares of Common Stock or any combination of the foregoing, as determined in the sole discretion of the 162(m) Committee. In the event the cash portion of any such payment is less than a SAR Recipient's income tax liability in respect of exercise of the SAR, the Company will loan such recipient an amount equal to such difference.

    The number of shares of Common Stock underlying each of the SARs is as follows: Mr. Sardas: 2,250,000; Mr. Wellborn: 300,000; Mr. Finnigan: 60,000; Mr.
Cooke: 50,000; and Mr. Powell: 50,000.

    The amount of compensation attributable to the SARs is not currently determinable because it is dependent upon whether a SAR is exercised and the fair market value of a share of Common Stock at the time of exercise.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

    Upon recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP, independent public accountants, to audit and report on the consolidated financial statements of the Company for the fiscal year ending January 1, 1999 and to perform such other services as may be required of them. Ernst & Young LLP has served as auditors for the Company since 1980. The Board of Directors has directed that management submit the appointment of independent auditors for ratification by the stockholders at the Annual Meeting. Representatives of Ernst & Young LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

    Proxies will be voted FOR ratification of the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending January 1, 1999, unless otherwise specified in the proxy. The Board of Directors recommends a vote FOR ratification of the appointment of Ernst & Young LLP as independent auditors.

                            EXPENSES OF SOLICITATION

    The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company and its subsidiaries, none of whom will receive additional compensation therefor, may solicit proxies in person or by telephone, telegraph or other means. As is customary, the Company will, upon request, reimburse brokerage firms, banks, trustees, nominees and other persons for their out-of-pocket expenses in forwarding proxy materials to their principals.

                       STOCKHOLDER PROPOSALS FOR THE 1999
                         ANNUAL MEETING OF STOCKHOLDERS

    Stockholders may present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an Annual Meeting of Stockholders. To be considered, proposals must be submitted on a timely basis. Proposals for the 1999 Annual Meeting must be received by the Company no later than December 17, 1998. Proposals, as well as any questions related thereto, should be submitted in writing to the Secretary of the Company. Proposals may be included in the proxy statement for the 1999 Annual Meeting if they comply with certain rules and regulations promulgated by the SEC and in connection with certain procedures described in the Company's By-Laws, a copy of which may be obtained from the Secretary of the Company.

                                 OTHER MATTERS

    The Company knows of no other matter to be brought before the Annual Meeting. If any other matter requiring a vote of the stockholders should come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the same with respect to any such matter in accordance with their best judgment.

    The Company will furnish, without charge, to each person whose proxy is being solicited upon written request, a copy of its Annual Report on Form 10-K for fiscal 1997, as filed with the SEC (excluding exhibits). Copies of any exhibits thereto also will be furnished upon the payment of a reasonable duplicating charge. Requests in writing for copies of any such materials should be directed to Mark A. Solls, Secretary, 7834 C.F. Hawn Freeway, Dallas, TX 75217.

                                          By order of the Board of Directors,

                                          MARK A. SOLLS
                                          Secretary

Dallas, Texas
April 3, 1998

                                                                      APPENDIX A

                          DAL-TILE INTERNATIONAL INC.

                           1997 AMENDED AND RESTATED

                               STOCK OPTION PLAN

                                   ARTICLE 1

                                    GENERAL

    1.1 PURPOSE. The purpose of this Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan (the "Plan") is to provide for certain key employees of Dal-Tile International Inc. ("Dal-Tile"), a Delaware corporation, its successors and assigns and its subsidiaries and affiliates (collectively, the "Company"), an incentive (i) to join and remain in the service of the Company, (ii) to maintain and enhance the long-term performance and profitability of the Company and (iii) to acquire a proprietary interest in the success of the Company. The grant and exercise of Options under the Plan is intended to meet the requirements of Rule 16b-3 of the 1934 Act (as hereinafter defined) at all times during which the Company and its Insiders (as hereinafter defined) are subject to the requirements of Section 16 of the 1934 Act.

    1.2  DEFINITION OF CERTAIN TERMS.

    (a) "Agreement" means an agreement issued pursuant to Section 2.1.

    (b) "Board" means the Board of Directors of Dal-Tile.

    (c) "Code" means the Internal Revenue Code of 1986, as amended.

    (d) "Committee" means the Committee appointed to administer the Plan in accordance with Section 1.3.

    (e) "Common Stock" means the shares of common stock, par value $.01 per share, of Dal-Tile and, subject to Section 2.5, any other shares into which such common stock shall thereafter be exchanged by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like.

    (f) "Date of Grant" means the date as of which an Option is granted by the Committee under an Agreement.

    (g) "Fair Market Value" per share as of a particular date means (i) the closing sales price per share of Common Stock on the national securities exchange on which the Common Stock is principally traded for the last date (including the Date of Grant) on which there was a sale of such Common Stock on such exchange, or (ii) if the shares of Common Stock are not then traded on a national securities exchange, the average of the closing bid and asked prices for the shares of Common Stock in the over-the-counter market on which the Common Stock is principally traded for the last date (including the Date of Grant) on which there was a sale of such Common Stock in such market, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

    (h) "Insider" means an insider as so defined for purposes of Section 16 of the 1934 Act.

    (i) "Option" means any incentive stock option or "nonqualified" stock option, both as described in Section 1.5, granted under the Plan.

    (j) "Optionee" means an employee of the Company who has been awarded any Option under this Plan.

    (k) The terms "parent corporation" and "subsidiary corporation" as used herein shall have the meaning given those terms in Code section 425(e) and (f), respectively. A corporation shall be deemed a parent or a subsidiary only for such periods during which the requisite ownership relationship is maintained.

    (l) "Plan" means this Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan and any predecessor plan.

    (m) "Termination With Cause," with respect to any Optionee, means, except as otherwise provided in an Agreement, termination by the Company of such Optionee's employment for: (i) misappropriation of corporate funds, (ii) conviction of a crime, (iii) willful violation of written directions of the Chief Executive Officer or the Board of Directors of the Company; or (iv) gross negligence and willful misconduct.

    (n) "1934 Act" means the Securities Exchange Act of 1934, as amended.

    1.3  ADMINISTRATION.

    (a) (i) Subject to Section 1.3(e), the Plan shall be administered by a committee of the Board which shall consist of at least two members of the Board and which shall have the power of the Board to authorize awards under the Plan. At all times during which Dal-Tile and its Insiders are subject to the requirements of Section 16 of the 1934 Act, all members of the Committee shall be "Non-Employee Directors" as described in Rule 16b-3 of the 1934 Act. All members of the Committee or a subcommittee shall be "outside directors" for purposes of Section 162(m) of the Code with respect to any optionees whose compensation may be subject to the deductibility limitations of Section 162(m) of the Code. The members of the Committee shall be appointed by, and may be changed from time to time in the discretion of, the Board.

    (b) The Committee shall have the authority (i) to exercise all of the powers granted to it under the Plan, (ii) to construe, interpret and implement the Plan and any Agreement executed pursuant to Section 2.1, (iii) to prescribe, amend and rescind rules and regulations relating to the Plan, (iv) to make all determinations necessary or advisable in administering the Plan, and (v) to correct any defect, supply any omission and reconcile any inconsistency in the Plan and (vi) to grant Options on such terms, not inconsistent with the Plan, as it shall determine.

    (c) The determination of the Committee on all matters relating to the Plan or any Agreement shall be conclusive.

    (d) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award thereunder.

    (e) Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. Such event, the term "Committee" as used herein shall be deemed to mean the Board.

    1.4 PERSONS ELIGIBLE FOR AWARDS. Awards under the Plan may be made from time to time to such key employees of the Company as the Committee shall in its sole discretion select, provided, however, that subject to Section 3.4, the Committee may not award Options to any such employee with respect to more than 4,000,000 shares of Common Stock in any fiscal year during the term of the Plan.

    1.5 TYPES OF AWARDS UNDER THE PLAN. Awards may be made under the Plan in the form of (a) stock options which may, in the Committee's discretion, be granted either as (i) "nonqualified" stock options subject to the provisions of section 83 of the Code or (ii) "incentive stock options" described in section 422 of the Code, all as more fully set forth in Article 2.

    1.6  SHARES AVAILABLE FOR AWARDS.

    (a) Subject to Section 3.4 (relating to adjustments upon changes in capitalization), as of any date the total number of shares of Common Stock with respect to which Options may be outstanding under the Plan shall be equal to the excess (if any) of (i) 7,836,425 shares over (ii) the sum of (A) the number of shares subject to outstanding Options granted under the Plan and (B) the number of shares previously transferred pursuant to the exercise of Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, but subject to the requirements of Rule 16b-3 of the 1934 Act, if applicable, shares of Common Stock covered by Options granted under the Plan which expire or terminate for any reason shall again become available for award under the Plan.

    (b) Shares that are issued upon the exercise of Options awarded under the Plan shall be authorized and unissued or treasury shares of Common Stock.

    (c) Without limiting the generality of the preceding provisions of this
Section 1.6, the Committee may, but solely with the Optionee's consent, agree to cancel any award of Options under the Plan and issue new Options in substitution therefor, provided that the Options as so substituted shall satisfy all of the requirements of the Plan as of the date such new Options are awarded.

    1.7 OPTION PRICE. Except as the Committee may otherwise provide, the exercise price of each Option shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Option as of the Date of Grant.

                                   ARTICLE 2

                                 STOCK OPTIONS

    2.1  AGREEMENTS EVIDENCING STOCK OPTIONS.

    (a) Options awarded under the Plan shall be evidenced by Agreements which shall not be inconsistent with the terms and provisions of the Plan, and, in the case of incentive stock options, of section 422 of the Code, and which shall contain such provisions as the Committee may in its sole discretion deem necessary or desirable. Without limiting the generality of the foregoing, the Committee may in any Agreement impose such restrictions or conditions upon the exercise of such Option or upon the sale or other disposition of the shares of Common Stock issuable upon exercise of such Option as the Committee may in its sole discretion determine. By accepting an award pursuant to the Plan each Optionee shall thereby agree that each such award shall be subject to all of the terms and provisions of the Plan, including, but not limited to, the provisions of Section 1.3(d).

    (b) Each Agreement shall set forth the number of shares of Common Stock subject to the Option granted thereby.

    (c) Each Agreement relating to Options shall set forth the amount payable by the Optionee to Dal-Tile upon exercise of the Option evidenced thereby, subject to adjustment by the Committee to reflect changes in capitalization as contemplated by Section 3.4.

    (d) An Option granted under this Plan shall be an incentive stock option only if the relevant Agreement by its terms (i) expressly sets forth the rules described in Sections 2.8 and 2.9 hereof, and (ii) expressly states that it is intended to qualify as an incentive stock option. Any Option granted under this Plan which does not satisfy the foregoing requirements of this Section 2.1(d) is intended to be a nonqualified stock option subject to the provisions of section 83 of the Code, and is intended not to qualify for incentive stock option treatment under section 422 of the Code.

    2.2  TERM OF OPTIONS.

    (a) Each Agreement shall set forth the period during which the Option evidenced thereby shall be exercisable, whether in whole or in part, and any vesting provisions applicable to the Option, such terms to be determined by the Committee in its discretion; provided that, notwithstanding the foregoing or any other provision of the Plan, no Agreement shall permit an incentive stock option to be exercisable more than 10 years after the date of grant.

    (b) Each Agreement shall set forth such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem appropriate.

    2.3 EXERCISE OF OPTIONS. Subject to the provisions of this Article 2, each Option granted under the Plan shall be exercisable as follows:

    (a) An Option shall become exercisable at such times and subject to such conditions as the applicable Agreement or the Committee may otherwise provide.

    (b) Unless the applicable Agreement otherwise provides, an Option granted under the Plan may be exercised from time to time as to all or part of the shares as to which such Option shall then be exercisable.

    (c) An Option shall be exercised by the filing of a written notice of exercise with Dal-Tile, on such form and in such manner as the Committee shall in its sole discretion prescribe.

    (d) Any written notice of exercise of an Option shall be accompanied by payment of the exercise price for the shares being purchased. Except as the Committee may otherwise provide, such payment shall be made by certified or official bank check payable to Dal-Tile (or the equivalent thereof, including shares of Common Stock). As soon as practicable after receipt of such payment, Dal-Tile shall deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased.

    2.4  TERMINATION OF OPTIONS.

    (a) Notwithstanding anything to the contrary in this Plan, except as the Agreement or the Committee may otherwise provide and as set forth in Section 2.4(b) and Section 2.4(d), all incentive stock options and "nonqualified" stock options granted to an Optionee (and already vested but not yet exercised) shall terminate on the earliest to occur of the expiration of the term of the Option and the date which is 45 days after termination of his employment with the Company for any reason (one year after termination by reason of death, disability or retirement at or after the Optionee's sixty-fifth birthday or at such earlier retirement age as may be approved by the Committee).

    (b) Notwithstanding anything to the contrary in this Plan, all Options granted to an Optionee shall immediately expire and cease to be exercisable and all rights granted to an Optionee under this Plan and such Optionee's Agreement shall immediately expire in the event of a Termination With Cause of the Optionee by the Company at any time.

    (c) Unless the applicable Agreement or the Committee expressly provides otherwise, Options awarded to Optionees under the terms of the Plan will be exercisable only in accordance with the following vesting schedule:

                                                               CUMULATIVE
                                                              PERCENTAGE OF
                        VESTING DATE                          TOTAL SHARES
------------------------------------------------------------  -------------
On the date of the applicable Agreement.....................           25%
On the first anniversary of the date of the Agreement.......           50%
On the second anniversary of the date of the Agreement......           75%
On the third anniversary of the date of the Agreement.......          100%

    The Committee may modify this vesting schedule in any manner that it deems appropriate in any Agreement or otherwise and may provide different vesting schedules in different Agreements in its sole discretion. Except as set forth in an Agreement or as the Committee may provide, in the event that an Optionee's employment with the Company is terminated for any reason prior to the date on which the Optionee's right to exercise the Options has fully vested pursuant to this Section 2.4(c), the Options will immediately cease to be exercisable with respect to any and all shares which have not vested as of the date of such termination.

    2.5 Unless otherwise determined by the Committee coincident with the grant of an Option or subsequently, in the event of a Transaction which does not also constitute a Non-Control Transaction (as hereinafter defined), the Options shall vest and each Optionee shall be entitled to receive in respect of each share of Common Stock subject to his Options (whether or not vested), upon exercise, the same amount and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of each share. In the event of a Non-Control Transaction, each Optionee shall be entitled to receive in respect of each share of Common Stock subject to his Options, upon exercise of such Options after the vesting thereof, the same kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Non-Control Transaction in respect of a share. Unless otherwise determined by the Committee, Options will not automatically vest upon the occurrence of a Non-Control Transaction.

    "Transaction" means, except as otherwise provided in an Agreement (i) the approval by stockholders of the liquidation or dissolution of the Company, (ii) a sale or other disposition of 80% or more of the outstanding voting stock of the Company, or (iii) the merger or consolidation of the Company with or into any entity. "Non-Control Transaction" means (i) a merger or consolidation in which the Company is the surviving corporation and the shares of its outstanding Common Stock are not changed into other securities or property pursuant to such merger or consolidation, (ii) a merger or consolidation with an affiliate of the Company following which those persons who owned directly or indirectly a majority of the outstanding shares of voting stock immediately prior to such merger or consolidation will own a majority of the outstanding shares of voting stock of the surviving corporation, or (iii) a sale or other disposition of capital stock of the Company following which those persons who owned directly or indirectly a majority of the outstanding shares of voting stock of the Company immediately prior to such sale will own a majority of the outstanding shares of voting stock of the purchasing entity. Notwithstanding anything in the Plan, the merger of DTI Merger Company with and into Dal-Tile (the "Merger"), pursuant to which Dal-Tile is the surviving corporation, shall not affect the operation of the Plan in any manner whatsoever, and, in particular, shall not be or be deemed to be a Transaction and immediately subsequent to the Merger each Option shall continue to be exercisable for Class A common stock, par value $.01 per share, of Dal-Tile.

    2.6 RULE 16B-3. Notwithstanding anything in the Plan to the contrary, the Plan shall be administered, and Options shall be granted and exercised, in accordance with the 1934 Act and, specifically, Rule 16b-3 thereof.

    2.7  $100,000 LIMITATION ON ANNUAL VESTING OF INCENTIVE STOCK OPTIONS.

    (a) Subject to the further provisions of this Section 2.7, to the extent that the aggregate fair market value of stock with respect to which incentive stock options (determined without regard to the provisions of this Section 2.7) are exercisable for the first time by any Optionee during any calendar year (under all plans of the Optionee's employer corporation and its parent and subsidiary corporations) exceeds $100,000 (or such limitation as set forth in
Section 422 of the Code as may be amended from time to time), such Options shall be treated as Options that are "nonqualified" stock options.

    (b) For purposes of Section 2.7(a), which shall be applied by taking options into account in the order in which they were granted, the Fair Market Value of any stock shall be determined as of the time the Option with respect to such stock is granted.

    (c) In applying the provisions of Section 2.7(a), there shall be taken into account solely (i) incentive stock options granted to an Optionee under this Plan, and (ii) incentive stock options granted to the Optionee after December 31, 1986 under all other stock option plans of his employer corporation, and its parent or subsidiary corporations.

    (d) The foregoing provisions of this Section 2.7 shall in no way limit or restrict the aggregate fair market value of the stock which may be acquired in any calendar year upon the exercise of "nonqualified" stock options granted under the Plan or under any other stock option plan of the Optionee's employer corporation, or its parent or subsidiary corporations.

    2.8 SPECIAL RULES FOR 10% STOCKHOLDERS. Notwithstanding any provisions to the contrary, an incentive stock option may not be granted under this Plan to an individual who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations (as such ownership may be determined for purposes of section 422 of the Code) unless (a) at the time such incentive stock option is granted the option exercise price is at least 110% of the Fair Market Value of the shares subject to the incentive stock option and (b) the incentive stock option by its terms is not exercisable after the expiration of 5 years from the date such incentive stock option is granted.

                                   ARTICLE 3

                                 MISCELLANEOUS

    3.1  AMENDMENT OF THE PLAN; MODIFICATION OF AWARDS.

    (a) The Board may, without stockholder approval, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall impair any rights or obligations under any award theretofore made under the Plan without the consent of the person to whom such award was made, PROVIDED, FURTHER, that an amendment which requires stockholder approval in order for the Plan to continue to comply with Rule 16b-3 or any other law, regulation or stock exchange requirement shall not be effective unless approved by the requisite vote of stockholders.

    (b) With the consent of the Optionee and subject to the terms and conditions of the Plan (including Section 3.1(a)), the Committee may amend outstanding Agreements with such Optionee, for example, to (i) accelerate the time or times at which an Option may be exercised or (ii) extend the scheduled expiration date of the Option.

    3.2 NONASSIGNABILITY. Except as the Committee may otherwise provide, no right granted to any Optionee under the Plan or under any Agreement shall be assignable or transferable other than by will or by the laws of descent and distribution. Except as the Committee may otherwise provide, during the life of the Optionee, all rights granted to the Optionee under the Plan or under any Agreement shall be exercisable only by him.

    3.3  WITHHOLDING OF TAXES.

    (a) The Company shall be entitled to withhold from any payments to an Optionee an amount sufficient to satisfy any federal, state and other governmental tax required to be withheld in connection with the exercise of an Option. Whenever under the Plan shares of Common Stock are to be delivered upon exercise of an Option, Dal-Tile shall be entitled to require as a condition of delivery that the Optionee remit an amount sufficient to satisfy all federal, state and other governmental tax withholding requirements related thereto.

    (b) DISPOSITION OF INCENTIVE STOCK OPTIONS. If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any share or shares of Common Stock issued to such Optionee pursuant to the exercise of an Option granted as an Incentive Stock Option within the two-year period commencing on the date after the Date of Grant or within the one-year period commencing on the date after the date of transfer of such share or shares of Common Stock to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify Dal-Tile thereof, by delivery of written notice to Dal-Tile at its principal executive office.

    3.4 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The number of shares of Common Stock or other stock or securities which may be issued pursuant to the exercise of Options granted under the Plan in the aggregate and to any Optionee and the exercise price of Options shall be equitably adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or combination of shares of Common Stock or other capital adjustments, or the payment of a stock dividend or extraordinary cash dividend after the effective date of this Plan, or other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by Dal-Tile; provided, however, that any Options to purchase fractional shares of Common Stock resulting from any such adjustment shall be eliminated. Adjustments under this
Section 3.4 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

    3.5 RIGHT OF DISCHARGE RESERVED. Nothing in this Plan or in any Agreement shall confer upon any employee or other person the right to continue in the employment or service of the Company or affect any right which the Company may have to terminate the employment or service of such employee or other person.

    3.6 NO RIGHTS AS A STOCKHOLDER. No Optionee or other person holding an Option shall have any of the rights of a stockholder of Dal-Tile with respect to shares subject to an Option until the issuance of a stock certificate to him for such shares. Except as otherwise provided in Section 3.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

    3.7  NATURE OF PAYMENTS.

    (a) Any and all payments of shares of Common Stock or cash hereunder shall be granted, transferred or paid in consideration of services performed by the Optionee for the Company.

    (b) All such grants, issuances and payments shall constitute a special incentive payment to the Optionee and shall not, unless otherwise determined by the Committee, be taken into account in computing the amount of salary or compensation of the Optionee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, life insurance or other benefit plan of the Company or (ii) any agreement between the Company and the Optionee.

    3.8 NON-UNIFORM DETERMINATIONS. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Agreements, as to (i) the persons to receive awards under the Plan, and (ii) the terms and provisions of awards under the Plan.

    3.9 OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

    3.10  RESTRICTIONS.

    (a) If the Committee shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee.

    (b) The term "Consent" as used herein with respect to any Plan Action means
(i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation, (ii) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made and (iii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies.

    3.11 SECTION HEADINGS. The section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said sections.

    3.12 INTERPRETATION. Unless expressly stated in the relevant Agreement, each Option is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) and the Committee shall interpret the Plan accordingly.

    3.13  EFFECTIVE DATE AND TERM OF PLAN.

    (a) The 1997 Amended and Restated Stock Option Plan was approved by the Board effective as of June 11, 1997, subject to approval of the Plan by a majority of the voting stockholders of the Company.

    (b) The Plan shall terminate 10 years after its adoption by the Board, and no awards shall thereafter be made under the Plan. Notwithstanding the foregoing, all awards made under the Plan prior to the date on which the Plan terminates shall remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of the Plan.

                                                                      APPENDIX B

                          DAL-TILE INTERNATIONAL INC.
                             ANNUAL INCENTIVE PLAN

    1.  PURPOSE

    The purpose of the Annual Incentive Plan is to enhance Dal-Tile International Inc.'s (the "Company's") ability to attract, motivate, reward and retain key employees, to strengthen their commitment to the success of the Company and to align their interests with those of the Company's stockholders by providing additional compensation to designated key employees of the Company based on the achievement of performance objectives. The adoption of this Plan is subject to the approval of the stockholders of the Company prior to the date on which the initial Performance Period expires.

    2.  DEFINITIONS

    (a) "Award" shall mean the incentive award earned by a Participant under the Plan for a Performance Period.

    (b) "Base Salary" for a Performance Period shall mean the Participant's annual base salary at the commencement of such Performance Period. If a Performance Period is less than twelve full months, Base Salary for such period shall be determined on a PRO RATA basis based on the number of days in the period and the Participant's annual base salary at the commencement of such Performance Period. Annual base salary does not include Awards under the Plan, long-term incentive awards, imputed income from such programs as executive life insurance, or nonrecurring earnings such as moving expenses, and is based on salary earnings before reductions for such items as contributions under Section 401(k) of the Internal Revenue Code of 1986, as amended.

    (c) "Beneficial Owner", "Beneficially Owned" and "Beneficially Owning" shall have the meanings applicable under Rule 13d-3 promulgated under the 1934 Act.

    (d) "Board" shall mean the Board of Directors of the Company.

    (e) "Change of Control" shall mean any of the following:

        (i) the acquisition by any Person, other than AEA Investors Inc., Armstrong World Industries, Inc. ("AWI") or any of its or their affiliates (collectively, the "Significant Stockholder Companies") of Beneficial Ownership of Voting Securities which, when added to the Voting Securities then Beneficially Owned by such Person, would result in such Person Beneficially Owning (A) 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities and (B) a number of Voting Securities greater than the aggregate number of Voting Securities then Beneficially Owned by the Significant Stockholder Companies; PROVIDED, HOWEVER, that for purposes of this paragraph (i), a Person shall not be deemed to have made an acquisition of Voting Securities if such Person: (1) acquires Voting Securities as a result of a stock split, stock dividend or other corporate restructuring in which all stockholders of the class of such Voting Securities are treated on a pro rata basis; (2) acquires the Voting Securities directly from the Company; (3) becomes the Beneficial Owner of 33% or more of the combined Voting Power of the Company's then outstanding Voting Securities solely as a result of the acquisition of Voting Securities by the Company or any Subsidiary which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by such Person, provided that if (x) a Person would own at least such percentage as a result of the acquisition by the Company or any Subsidiary and (y) after such acquisition by the Company or any Subsidiary, such Person acquires Voting Securities, then an acquisition of Voting Securities shall have occurred; (4) is the Company or any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Controlled Entity"); or (5) acquires Voting Securities in connection with a "Non-Control Transaction" (as defined in paragraph (iii) below); or

        (ii) the individuals who, as of the Effective Date, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; PROVIDED, HOWEVER, that if either the election of any new director or the nomination for election of any new director by the Company's stockholders was approved by a vote of at least two-thirds of the Incumbent Board prior to such election or nomination, such new director shall be considered as a member of the Incumbent Board; PROVIDED, FURTHER, HOWEVER, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the 1934 Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

       (iii) (A) a merger, consolidation or reorganization involving the Company (a "Business Combination"), unless

               (1) the stockholders of the Company, immediately before the Business Combination, own, directly or indirectly immediately following the Business Combination, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from the Business Combination (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before the Business Combination, and

               (2) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for the Business Combination constitute at least a majority of the members of the Board of Directors of the Surviving Corporation, and

               (3) no Person (other than the Company or any Controlled Entity, a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Controlled Entity, or any Person who, immediately prior to the Business Combination, had Beneficial Ownership of 33% or more of the then outstanding Voting Securities) has Beneficial Ownership of 33% or more of the combined voting power of the Surviving Corporation's then outstanding voting securities (a Business Combination satisfying the conditions of causes (1), (2) and (3) of this subparagraph (A) shall be referred to as a "Non-Control Transaction");

           (B) a complete liquidation or dissolution of the Company; or

           (C) the sale or other disposition of all or substantially all of the assets of the Company (other than a transfer to a Controlled Entity).

    Notwithstanding the foregoing, a Change of Control shall not be deemed to occur solely because 33% or more of the then outstanding Voting Securities is Beneficially Owned by (x) a trustee or other fiduciary holding securities under one or more employee benefit plans or arrangements (or any trust forming a part thereof) maintained by the Company or any Controlled Entity or (y) any corporation which, immediately prior to its acquisition of such interest, is owned directly or indirectly by the stockholders of the Company in the same proportion as their ownership of stock in the Company immediately prior to such acquisition.]

    (f) "Committee" shall mean the Compensation Committee of the Board and/or any other committee of the Board designated by the Board to administer the Plan.

    (g) "Company" shall mean Dal-Tile International Inc., its successors and assigns.

    (h) "Disability" shall mean permanent disability, as provided in the Company's long-term disability plan.

    (i) "Division" shall mean a division of the Company as may be designated by the Committee.

    (j) "Earnings Per Share" for any Performance Period shall mean the income per share of the Company's common stock for such period, before extraordinary items, effects of changes in accounting principles and other similar adjustments, as reflected in the Company's consolidated financial statements for such Performance Period.

    (k) "Economic Value Added" shall mean a financial measure of profitability compared to invested capital.

    (l) "Employee" shall mean any person (including an officer) employed by the Company or any of its Subsidiaries in a management position on a full-time salaried basis.

    (m) "Establishment Date" means the date on which one-fourth of a Performance Period has expired, but in no event more than 90 days after the commencement of such Performance Period.

    (n) "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

    (o) "Participant", for any Performance Period, shall mean an Employee selected to participate in the Plan for such Performance Period.

    (p) "Performance Criteria" shall mean (i) Earnings Per Share, (ii) EBITDA,
(iii) Economic Value Added (measure of profitability compared to invested capital), (iv) cash flow, as reported in the Company's consolidated financial statements for the relevant Performance Period, before extraordinary items, effects of changes in accounting principles and other similar adjustments or (v) any combination of the foregoing.

    (q) "Performance Period" shall mean the fiscal year of the Company or any other period designated by the Committee with respect to which an Award is earned.

    (r) "Performance Target" shall mean a financial target for a Performance Period which is expressed in one or more Performance Criteria and upon the attainment of which a Participant earns an Award. Performance Targets may be in respect of the performance of the Company and its Subsidiaries (which may be on a consolidated basis), a Division or any combination of the foregoing. Performance Targets may be absolute or relative and may be expressed in terms of a progression within a specified range.

    (s) "Person" shall mean a person within the meaning of Sections 13(d) and 14(d) of the 1934 Act.

    (t) "Plan" shall mean this Dal-Tile International Inc. Annual Incentive Plan, as from time to time amended and in effect.

    (u) "Subsidiary" shall mean a corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, with the Company being treated as the employer corporation for purposes of this definition.

    (v) "Target Award Percentage" for a Participant with respect to any Performance Period shall mean the percentage of the Participant's Base Salary that the Participant would earn as an Award for that Performance Period determined based upon which Performance Target is achieved by the Company, and shall be determined by the Committee prior to the Establishment Date.

    (w) "Voting Power" shall mean the combined voting power of the then outstanding Voting Securities.

    (x) "Voting Securities" shall mean, with respect to the Company or any Subsidiary, any securities issued by the Company or such Subsidiary, respectively, which generally entitle the holder thereof to vote for the election of directors of the Company or such Subsidiary, respectively.

    3.  ELIGIBILITY

    Participation in the Plan for a Performance Period shall be limited to those key Employees who, because of their significant impact on the current and future success of the Company, the Committee selects, in accordance with Section 5 of this Plan, to participate in the Plan for that Performance Period.

    To be eligible to participate in the Plan in any Performance Period an Employee shall have had at least three months active tenure during such Performance Period and be actively employed by the Company on the Award payment date. The Committee may approve, soley in accordance with Sections 8 and 9 of the Plan, exceptions for special circumstances.

    If an Employee becomes a Participant during a Performance Period, such Participant's Award will be pro-rated based on the number of days that he or she is a Participant.

    4.  ADMINISTRATION

    The administration of the Plan shall be consistent with the purpose and the terms of the Plan. The Plan shall be administered by one or more Committees. With respect to any Participant (a "Covered Employee") whose Award may be subject to the availability limitation of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), each member of the Committee shall be an "outside director" within the meaning of Section 162(m) of the Code. The Committee shall have full authority to establish the rules and regulations relating to the Plan, to interpret the Plan and those rules and regulations, to select Participants in the Plan, to approve all the Awards, to decide the facts in any case arising under the Plan and to make all other determinations and to take all other actions necessary or appropriate for the proper administration of the Plan, including the delegation of such authority or power, where appropriate; PROVIDED, HOWEVER, that the Committee shall not be authorized to increase, directly or indirectly, the amount of the Award that would otherwise be payable pursuant to the terms of the Plan. The Committee's administration of the Plan, including all such rules and regulations, interpretations, selections, determinations, approvals, decisions, delegations, amendments, terminations and other actions, shall be final and binding on the Company, the Subsidiaries, their respective stockholders and all employees of the Company and the Subsidiaries, including the Participants and their respective beneficiaries.

    5.  DETERMINATION OF AWARDS

    No later than the Establishment Date, the Committee, based on the recommendations of the CEO, shall determine (a) the Employees, if any, who shall be Participants during that Performance Period and (b) the Target Award Percentages for each such Participant. No later than the Establishment Date, the Committee shall establish the Performance Targets for such period. The Performance Targets shall be based on one or more Performance Criteria. The Company shall prepare schedules with respect to each Performance Period, which will be treated as part of the Plan for that Performance Period, setting forth
(x) the Participants, (y) each Participant's Target Award Percentages and (z) the Performance Targets, in each case, for that Performance Period. The Company shall notify each Participant of his or her Target Award Percentages and the applicable Performance Targets for the Performance Period.

    The amount of a Participant's Award is equal to the product of the Target Award Percentage and his Base Salary. Examples of the calculation of Awards are set forth on Appendix A attached hereto.

    The maximum Award any Participant may receive for any Performance Period consisting of a full fiscal year of the Company is 200% of the Participant's Base Salary (or a smaller or greater percentage, determined by linear interpolation for a shorter or longer Performance Period).

    6.  CHANGES TO THE TARGET

    The Committee shall, prior to the final determination of Awards, change the Performance Targets to reflect a change in corporate capitalization, such as a stock split or stock dividend, a corporate transaction, such as a merger, consolidation, separation, reorganization or partial or complete liquidation, or the occurrence of unexpected events, such as an acquisition or disposition, product liability judgment or such others as the Committee may determine prior to the Establishment Date.

    7.  PAYMENT OF AWARDS

    As soon as practicable after the close of a Performance Period, the Committee shall review and approve each Participant's Award. Subject to the provisions of Section 9 of the Plan, each Award shall be paid in a single lump sum cash payment as soon as practicable after the close of the Performance Period, but no later than 120 days after the close of the Performance Period. The Committee shall certify in writing prior to payment of any Award that the relevant Performance Targets were satisfied.

    If a Change of Control occurs, the Company may, in the discretion of the Committee, within 60 days thereafter, pay to each Participant in the Plan immediately prior to the Change of Control (regardless of whether the Participant remains employed after the Change of Control) an Award which is calculated assuming that the highest Performance Target for the Performance Period in which the Change of Control occurs has been satisfied, and such Award shall be prorated to the date of the Change of Control based on the number of days that have elapsed during the Performance Period through the date of the Change of Control.

    8.  LIMITATIONS ON RIGHTS TO PAYMENT OF AWARDS

    No Participant shall have any right to receive payment of an Award under the Plan for a Performance Period unless the Participant remains in the employ of the Company through the payment date of the Award for such Performance Period, except as provided in the last paragraph of Section 7 of the Plan. However, if a Participant has active service with the Company or the Subsidiary for at least three months during any Performance Period, but, prior to payment of the Award for such Performance Period, such Participant's employment with the Company terminates due to the death or Disability, the Participant (or, in the event of the Participant's death, the Participant's estate, beneficiary or beneficiaries as determined under Section 9 of the Plan) shall remain eligible to receive a pro rated portion of any earned Award, based on the number of days that the Participant was actively employed and performed services during such Performance Period.

    9.  DESIGNATION OF BENEFICIARY

    A Participant may designate a beneficiary or beneficiaries who, in the event of the Participant's death prior to full payment of any Award hereunder, shall receive payment of any Award due under the Plan. Such designation shall be made by the Participant on a form prescribed by the Committee. The Participant may, at any time, change or revoke such designation. A beneficiary designation, or revocation of a prior beneficiary designation, will be effective only if it is made in writing on a form provided by the Company, signed by the Participant and received by the Secretary of the Company. If the Participant does not designate a beneficiary or the beneficiary dies prior to receiving any payment of an Award, Awards payable under the Plan shall be paid to the Participant's estate.

    10.  AMENDMENTS

    The Committee may at any time amend (in whole or in part) this Plan. No such amendment which adversely affects any Participant's rights to or interest in an Award earned prior to the date of the amendment shall be effective unless the Participant shall have agreed thereto. All Awards to a Covered Employee are intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to Awards to a Covered Employee if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Awards to fail to qualify as performance-based compensation.

    11.  TERMINATION

    The Committee may terminate this Plan (in whole or in part) at any time. In the case of such termination, the following provisions of this Section 11 shall apply notwithstanding any other provisions of the Plan to the contrary:

        (i) The Committee shall promulgate administrative rules applicable to Plan termination, pursuant to which each affected Participant shall receive, with respect to each Performance Period which has commenced on or prior to the effective date of the Plan termination (the "Termination Date") and for which the Award has not yet been paid, an amount equal to the amount his Award would have been had the Plan not been terminated (prorated for the Performance Period in which the Termination Date occurred), subject to reduction in the discretion of the Committee.

        (ii) Each Award payable under this Section 11 shall be paid at such time as the Committee shall determine.

    12.  MISCELLANEOUS PROVISIONS

    (a) This Plan is not a contract between the Company and the Employees or the Participants. Neither the establishment of this Plan, not any action taken hereunder, shall be construed as giving any individual any right to be a Participant or retained in the employ of the Company. The Company is under no obligation to continue the Plan.

    (b) A Participant's right and interest under the Plan may not be assigned or transferred, except as provided in Section 9 of the Plan, and any attempted assignment or transfer shall be null and void and shall extinguish, in the Company's sole discretion, the Company's obligation under the Plan to pay Awards with respect to the Participant.

    (c) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund, or to make any other segregation of assets, to assure payment of Awards.

    (d) The Company shall have the right to deduct from Awards paid, any taxes or other amounts required by law to be withheld.

    (e) Nothing contained in the Plan shall limit or affect in any manner or degree the normal and usual powers of management exercised by the officers and the Board of Directors or committees thereof to change the duties or the character of employment of any employee of the Company or to remove the individual from the employment of the Company at any time, all of which rights and powers are expressly reserved.

    13.  EFFECTIVE DATE

    The Plan shall be effective on the date (the "Effective Date") that it is approved by the Board, subject to approval by the stockholders of the Company.

                                                                      APPENDIX A

                                   EXAMPLE OF
                               CALCULATION AWARDS

    - A participant's award may be based on the achievement by the Company of certain goals (e.g., attainment of certain levels of corporation or operating unit EVA, net income, or EBITDA). For example:

          "Threshold" EVA -- 50% of Target Award Percentage

          "Target" EVA -- 100% of Target Award Percentage

          "Maximum" EVA -- 200% of Target Award Percentage

          If the participant's Target Award Percentage is 10% of the participant's base annual salary, upon attainment of each of the EVA measures, payment of the Award would be:

          "Threshold" EVA -- 50% of base annual salary*

          "Target" EVA -- 10% of base annual salary*

          "Maximum" EVA -- 20% of base annual salary*

    - The award may be paid on a PRO-RATA basis, based upon the actual EVA achieved.

          Note that the Example set forth on this Appendix A is for illustrative purposes only. The calculation of Awards may vary by participant from year to year as approved by the Committee.

                      STOCK APPRECIATION RIGHTS AGREEMENT

    THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), and Christopher Wellborn, 908 Suffolk Court, Southlake, Texas 76902 (the "Grantee").

    The parties hereto agree as follows:

    1.  GRANT OF STOCK APPRECIATION RIGHT.

    Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 300,000 shares of the common stock, par value $.01 per share (the "Common Stock") of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01 as adjusted pursuant to this Agreement (the "Base Price").

    2.  AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

        2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise, over the Base Price by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $11.94 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as: (x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; PROVIDED, HOWEVER, that Dal-Tile shall have no obligation to make a Loan in the event the Grantee's employment by Dal-Tile has been terminated by Dal-Tile with Cause (as defined in the Employment Agreement) or by the Grantee.

        2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on August 25, 2007; provided, however, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event the Grantee's employment by Dal-Tile is terminated by Dal-Tile with "Cause" (as defined in the Employment Agreement) or by the Grantee. Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by any and all shares of Common Stock and options to acquire Common Stock held by the Grantee and by the Right.

    3.  VESTING; EXERCISABILITY; DURATION.

        3.1  VESTING.

        (a) Subject to Sections 6.2 and 6.3 hereof, the Grantee shall vest in the cumulative percentage of Shares under the Right, at the times provided in the following schedule:

         APPLICABLE DATE            CUMULATIVE PERCENTAGE OF SHARES
----------------------------------  -------------------------------
On the Grant Date.................                    25%
On August 25, 1998................                    50%
On August 25, 1999................                    75%
On August 25, 2000................                   100%

        (b) The unvested portion of the Right shall be forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason, subject to Section 6.3 hereof.

        3.2  EXERCISABILITY.

        Subject to Sections 6.2 and 6.3 hereof, the Grantee shall be entitled to exercise the Right, with respect to the cumulative number of Shares in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

        3.3  DURATION.

        Unless earlier terminated in accordance with the terms of this Agreement, the Right shall terminate on August 25, 2007.

    4.  MANNER OF EXERCISE OF RIGHT.

    Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right. The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

    5.  NONASSIGNABILITY.

    Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

    6.  ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

        6.1  ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

        The number of Shares subject to this Right, the Ceiling Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.2  CHANGE OF CONTROL.

        Notwithstanding anything contained in this Agreement to the contrary:

        (a) in the event of a "Transaction" that does not also constitute a "Non-Control Transaction" (each, as defined in the Stock Option Plan), the Right shall, unless the Grantee and Dal-Tile shall otherwise agree, automatically be converted into the right to receive, with respect to each Share subject to the Right, at the consummation of such Transaction, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

        (b) in the event of a Non-Control Transaction, the Grantee shall continue to vest in the Right only in accordance with Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section 3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any change in the Shares resulting from a merger involving the Company. Adjustments under this Section 6.2(b) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.3  TERMINATION OF EMPLOYMENT.

    The Right (whether vested or unvested) shall terminate and expire on the effective date of the termination of the Grantee's employment by Dal-Tile with "Cause" (as such term is defined in the Employment Agreement). In the event of the termination of the Grantee's employment by Dal-Tile without Cause, the Grantee shall be vested in 100% of the Shares subject to the Right, which Right shall, notwithstanding such vesting, become exercisable only in accordance with
Section 3.2 hereof. In the event of the termination of the Grantee's employment by the Grantee, the Right, to the extent then vested, shall become exercisable only in accordance with Section 3.2 hereof and shall terminate on the earliest to occur of: (i) the tenth anniversary of the Grant Date; and (ii) the date which is ten (10) days after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the Right shall be forfeited. In the event of the termination of the Grantee's employment by reason of the Grantee's death or "disability" (as such term is used under the Employment Agreement), the Right, to the extent then vested, shall be exercisable until August 25, 2007, and the unvested portion of the Right shall be forfeited on the effective date of such termination.

    7.  MISCELLANEOUS.

        7.1  RULES OF CONSTRUCTION.

        (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

        (b) The term "affiliate" shall mean any person directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

        (c) The term "Board" shall mean the Board of Directors of Dal-Tile.

        (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (e) The term "Committee" shall mean the Committee of the Board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

        (f) The term "control" shall mean with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

        (g) The term "Employment Agreement" shall mean the Employment Agreement, dated as of August 25, 1997, and as amended from time to time, by and between Dal-Tile and the Grantee.

        (h) The term "Fair Market Value" per Share as of a particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

        (i) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        (j) The Term "Stock Option Plan" shall mean the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

        (k) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

        (l) There shall be included within the term "Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

        (m) There shall be included within the term "Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

        7.2  FURTHER ASSURANCES.

        Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

        7.3  GOVERNING LAW.

        This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

        7.4  INVALIDITY OF PROVISION.

        The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

        7.5  NOTICE.

        Any notice or other communication required or permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

           (i) if to Dal-Tile, to:

               Dal-Tile International Inc.
               7834 C.F. Hawn Freeway
               Dallas, Texas 75217
               Attention: Mark A. Solls

               with a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York 10004
               Attention: Frederick H. Fogel, Esq.

           (ii) if to the Grantee, to:

               Christopher Wellborn
               908 Suffolk Court
               Southlake, Texas 76902

        Any party may change its address for notice hereunder by notice to the other parties hereto.

        7.6  BINDING EFFECT.

        This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

        7.7  AMENDMENT AND MODIFICATION.

        This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

        7.8  HEADING; EXECUTION IN COUNTERPARTS.

        The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

        7.9  ENTIRE AGREEMENT.

        This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

        7.10  RIGHT OF DISCHARGE RESERVED.

        Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

        7.11  WITHHOLDING.

        The Company shall be entitled to withhold from any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

        7.12  INTERPRETATION AND STOCKHOLDER APPROVAL.

        (a) The Right granted under this Agreement is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

        (b) This Agreement and the grant of the Right hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

        7.13  NO RIGHTS AS A STOCKHOLDER.

        Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

        7.14  GRANTEE'S ACKNOWLEDGMENTS.

        The Grantee agrees and acknowledges that no member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations, in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

        7.15  RESTRICTIONS.

        (a) If the Committee shall at any time determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three months of exercise of the Right, payment of the amount determined under Section 2 hereof will be made in cash.

        (b) The term "Consent" as used herein with respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

    IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                          DAL-TILE INTERNATIONAL INC.

                                          By: __________________________________

                                          ______________________________________

                                          Christopher Wellborn

                                                                       EXHIBIT A

                                EXERCISE NOTICE

           [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

    The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as
of the 10th day of October, 1997, with respect to         Shares, as provided
for therein.

    The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

    ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

    SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered.

    Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:

Name: _____________________________________________

Address: __________________________________________

Social Security or Tax I.D. Number: _______________

                                 (Please print)

                                            Signature __________________________

Dated ________, 199__.

                                                                      APPENDIX C

                      STOCK APPRECIATION RIGHTS AGREEMENT

    THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), and Jacques Sardas, 6031 Orchid Lane, Dallas, Texas 75230 (the "Grantee").

    The parties hereto agree as follows:

    1.  GRANT OF STOCK APPRECIATION RIGHT.

    Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 250,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01, as adjusted pursuant to this Agreement (the "Base Price").

    2.  AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

        2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise over the Base Price; by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $13.69 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as: (x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; PROVIDED, HOWEVER, that Dal-Tile shall have no obligation to make a Loan in the event the Grantee's employment by Dal-Tile has been terminated by Dal-Tile with Cause (as defined in the Employment Agreement) or by the Grantee without Good Reason (as defined in the Employment Agreement).

        2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on June 13, 2007; PROVIDED, HOWEVER, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event the Grantee's employment by Dal-Tile is terminated by Dal-Tile with "Cause" (as defined in the Employment Agreement) or by the Grantee without Good Reason (as defined in the Employment Agreement). Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by such number of shares of Common Stock issued pursuant to the Right that from time to time have a Fair Market Value equal to the outstanding principal amount and accrued interest of all of the Loans.

    3.  VESTING; EXERCISABILITY; DURATION.

        3.1  VESTING.

        (a) Subject to Sections 6.2 and 6.3 hereof, the Grantee shall vest in the cumulative number of Shares under the Right, at the times provided in the following schedule:

           APPLICABLE DATE             CUMULATIVE NUMBER OF SHARES
-------------------------------------  ---------------------------
On the Grant Date....................              62,500
On June 13, 1998.....................             125,000
On June 13, 1999.....................             187,500
On December 31, 1999.................             250,000

        (b) The unvested portion of the Right shall be forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason, subject to Section 6.3 hereof.

        3.2  EXERCISABILITY.

        Subject to Sections 6.2 and 6.3 hereof, the Grantee shall be entitled to exercise the Right, with respect to the cumulative number of Shares in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

        3.3  DURATION.

        Unless earlier terminated in accordance with the terms of this Agreement, the Right shall terminate on June 13, 2007.

    4.  MANNER OF EXERCISE OF RIGHT.

    Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right. The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

    5.  NONASSIGNABILITY.

    Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

    6.  ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

        6.1  ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

    The number of Shares subject to this Right, the Ceiling Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.2  CHANGE OF CONTROL.

        Notwithstanding anything contained in this Agreement to the contrary:

        (a) the Grantee shall be vested in, and shall be entitled to exercise the Right with respect to, 100% of the Shares subject to the Right upon the occurrence of any transaction or series of related transactions as a result of which any person or "group" of persons (as such expression is used under the 1934 Act, and the rules thereunder) other than DTI Investors LLC or its members or any of their affiliates or successors (collectively, an "Acquiring Person"): (i) becomes the owner of a greater number of Shares than are then owned by DTI Investors LLC or its members or former members (taken as a group), provided that the Acquiring Person owns at least 40% of the issued and outstanding Shares; or (ii) has the power to elect a majority of the Board; and

        (b) in the event of a "Transaction" that does not also constitute a "Non-Control Transaction" (each, as defined in the Non-Qualified Stock Option Agreement, dated as of February 20, 1998, between the Grantee and Dal-Tile), the Right shall, unless the Grantee and Dal-Tile shall otherwise agree, automatically be converted into the right to receive, with respect to each Share subject to the Right, at the consummation of such Transaction, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

        (c) in the event of a Non-Control Transaction, the Grantee shall continue to vest in the Right only in accordance with Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section 3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any change in the Shares resulting from a merger involving the Company. Adjustments under this Section 6.2(c) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.3  TERMINATION OF EMPLOYMENT.

        The Right (whether vested or unvested) shall terminate and expire on the effective date of the termination of the Grantee's employment by Dal-Tile with "Cause." In the event of the termination of the Grantee's employment by Dal-Tile without Cause or by the Grantee with "Good Reason": (i) on or prior to June 30, 1998, the Grantee shall be vested in 50% of the Shares subject to the Right, which Right shall, notwithstanding such vesting, become exercisable only in accordance with Section 3.2 hereof; and (ii) after June 30 , 1998, the Grantee shall be vested in 100% of the Shares subject to the Right, which Right shall, notwithstanding such vesting, become exercisable only in accordance with Section 3.2 hereof. In the event of the termination of the Grantee's employment by the Grantee without Good Reason, the Right, to the extent then vested, shall become exercisable only in accordance with
    Section 3.2 hereof and shall terminate on the earliest to occur of: (i) the tenth anniversary of the Grant Date; and (ii) the date which is ten (10) days after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the Right shall be forfeited. In the event of the termination of the Grantee's employment by reason of the Grantee's death or "disability" (as such term is used under the Employment Agreement), the Right, to the extent then vested, shall be exercisable until the tenth anniversary of the Grant Date, and the unvested portion of the Right shall be forfeited on the effective date of such termination.

    7.  MISCELLANEOUS.

        7.1  RULES OF CONSTRUCTION.

        (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

        (b) The term "affiliate" shall mean any person directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

        (c) The term "Board" shall mean the Board of Directors of Dal-Tile.

        (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (e) The term "Committee" shall mean the Committee of the Board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

        (f) The term "control" shall mean with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

        (g) The term "Employment Agreement" shall mean the Employment Agreement, dated as of June 13, 1997, and as amended from time to time, by and between Dal-Tile and the Grantee.

        (h) The term "Fair Market Value" per Share as of a particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

        (i) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        (j) The Term "Stock Option Plan" shall mean the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

        (k) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

        (l) There shall be included within the term "Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

        (m) There shall be included within the term "Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

        7.2  FURTHER ASSURANCES.

        Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

        7.3  GOVERNING LAW.

        This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

        7.4  INVALIDITY OF PROVISION.

        The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

        7.5  NOTICE.

        Any notice or other communication required or permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

           (i) if to Dal-Tile, to:

               Dal-Tile International Inc.
               C.F. Hawn Freeway
               Dallas, Texas 75217
               Attention: Mark A. Solls

               with a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York 10004
               Attention: Frederick H. Fogel, Esq.

           (ii) if to the Grantee, to:

               Jacques Sardas
               6031 Orchid Lane
               Dallas, Texas 75230

               with a copy to:

               Ira C. Kaplan, Esq.
               Benesch, Friedlander, Coplan & Aronoff, LLP
               2300 BP America Building
               200 Public Square
               Cleveland, Ohio 44114

        Any party may change its address for notice hereunder by notice to the other parties hereto.

        7.6  BINDING EFFECT.

        This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

        7.7  AMENDMENT AND MODIFICATION.

        This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

        7.8  HEADING; EXECUTION IN COUNTERPARTS.

        The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

        7.9  ENTIRE AGREEMENT.

        This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

        7.10 RIGHT OF DISCHARGE RESERVED. Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

        7.11  WITHHOLDING.

        The Company shall be entitled to withhold from any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

        7.12  INTERPRETATION AND STOCKHOLDER APPROVAL.

        (a) The Right granted under this Agreement is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

        (b) This Agreement and the grant of the Right hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

        7.13  NO RIGHTS AS A STOCKHOLDER.

        Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

        7.14  GRANTEE'S ACKNOWLEDGMENTS.

        The Grantee agrees and acknowledges that no member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

        7.15  RESTRICTIONS.

        (a) If the Committee shall at any time determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three months of exercise of the Right, payment of the amount determined under Section 2 hereof will be made in cash.

        (b) The term "Consent" as used herein with respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

    IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                          DAL-TILE INTERNATIONAL INC.
                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                          ______________________________________

                                          Jacques R. Sardas

                                                                       EXHIBIT A

                                EXERCISE NOTICE

           [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

    The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as
of the 10th day of October, 1998, with respect to         Shares, as provided
for therein.

    The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

    ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

    SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered.

    Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:

Name: _____________________________________________

Address: __________________________________________

Social Security or Tax I.D. Number: _______________

                                 (Please print)

                                            Signature __________________________

Dated ________, 199__.

                      STOCK APPRECIATION RIGHTS AGREEMENT

    THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), and Jacques Sardas, 6031 Orchid Lane, Dallas, Texas 75230 (the "Grantee").

    The parties hereto agree as follows:

    1.  GRANT OF STOCK APPRECIATION RIGHT.

    Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 2,000,000 shares of the common stock, par value $.01 per share (the "Common Stock"), of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01, as adjusted pursuant to this Agreement (the "Base Price").

    2.  AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

        2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise over the Base Price; by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $11.94 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as: (x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; PROVIDED, HOWEVER, that Dal-Tile shall have no obligation to make a Loan in the event the Grantee's employment by Dal-Tile has been terminated by Dal-Tile with Cause (as defined in the Employment Agreement) or by the Grantee without Good Reason (as defined in the Employment Agreement).

        2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on June 13, 2007; PROVIDED, HOWEVER, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event the Grantee's employment by Dal-Tile is terminated by Dal-Tile with "Cause" (as defined in the Employment Agreement) or by the Grantee without Good Reason (as defined in the Employment Agreement). Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by such number of shares of Common Stock issued pursuant to the Right that from time to time have a Fair Market Value equal to the outstanding principal amount and accrued interest of all of the Loans.

    3.  VESTING; EXERCISABILITY; DURATION.

        3.1  VESTING.

        (a) Subject to Sections 6.2 and 6.3 hereof, the Grantee shall vest in the cumulative number of Shares under the Right, at the times provided in the following schedule:

           APPLICABLE DATE             CUMULATIVE NUMBER OF SHARES
-------------------------------------  ---------------------------
On the Grant Date....................              500,000
On June 13, 1998.....................            1,000,000
On June 13, 1999.....................            1,500,000
On December 31, 1999.................            2,000,000

        (b) The unvested portion of the Right shall be forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason, subject to Section 6.3 hereof.

        3.2  EXERCISABILITY.

        Subject to Sections 6.2 and 6.3 hereof, the Grantee shall be entitled to exercise the Right, with respect to the cumulative number of Shares in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

        3.3  DURATION.

        Unless earlier terminated in accordance with the terms of this Agreement, the Right shall terminate on June 13, 2007.

    4.  MANNER OF EXERCISE OF RIGHT.

    Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right. The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

    5.  NONASSIGNABILITY.

    Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

    6.  ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

        6.1  ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

        The number of Shares subject to this Right, the Ceiling Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.2  CHANGE OF CONTROL.

        Notwithstanding anything contained in this Agreement to the contrary:

        (a) the Grantee shall be vested in, and shall be entitled to exercise the Right with respect to, 100% of the Shares subject to the Right upon the occurrence of any transaction or series of related transactions as a result of which any person or "group" of persons (as such expression is used under the 1934 Act, and the rules thereunder) other than DTI Investors LLC or its members or any of their affiliates or successors (collectively, an "Acquiring Person"): (i) becomes the owner of a greater number of Shares than are then owned by DTI Investors LLC or its members or former members (taken as a group), provided that the Acquiring Person owns at least 40% of the issued and outstanding Shares; or (ii) has the power to elect a majority of the Board; and

        (b) in the event of a "Transaction" that does not also constitute a "Non-Control Transaction" (each, as defined in the Non-Qualified Stock Option Agreement, dated as of February 20, 1998, between the Grantee and Dal-Tile), the Right shall, unless the Grantee and Dal-Tile shall otherwise agree, automatically be converted into the right to receive, with respect to each Share subject to the Right, at the consummation of such Transaction, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

        (c) in the event of a Non-Control Transaction, the Grantee shall continue to vest in the Right only in accordance with Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section 3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any change in the Shares resulting from a merger involving the Company. Adjustments under this Section 6.2(c) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.3  TERMINATION OF EMPLOYMENT.

        The Right (whether vested or unvested) shall terminate and expire on the effective date of the termination of the Grantee's employment by Dal-Tile with "Cause." In the event of the termination of the Grantee's employment by Dal-Tile without Cause or by the Grantee with "Good Reason": (i) on or prior to June 30, 1998, the Grantee shall be vested in 50% of the Shares subject to the Right, which Right shall, notwithstanding such vesting, become exercisable only in accordance with Section 3.2 hereof; and (ii) after June 30 , 1998, the Grantee shall be vested in 100% of the Shares subject to the Right, which Right shall, notwithstanding such vesting, become exercisable only in accordance with Section 3.2 hereof. In the event of the termination of the Grantee's employment by the Grantee without Good Reason, the Right, to the extent then vested, shall become exercisable only in accordance with
    Section 3.2 hereof and shall terminate on the earliest to occur of: (i) the tenth anniversary of the Grant Date; and (ii) the date which is ten (10) days after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the Right shall be forfeited. In the event of the termination of the Grantee's employment by reason of the Grantee's death or "disability" (as such term is used under the Employment Agreement), the Right, to the extent then vested, shall be exercisable until the tenth anniversary of the Grant Date, and the unvested portion of the Right shall be forfeited on the effective date of such termination.

    7.  MISCELLANEOUS.

        7.1  RULES OF CONSTRUCTION.

        (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

        (b) The term "affiliate" shall mean any person directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

        (c) The term "Board" shall mean the Board of Directors of Dal-Tile.

        (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (e) The term "Committee" shall mean the Committee of the Board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

        (f) The term "control" shall mean with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

        (g) The term "Employment Agreement" shall mean the Employment Agreement, dated as of June 13, 1997, and as amended from time to time, by and between Dal-Tile and the Grantee.

        (h) The term "Fair Market Value" per Share as of a particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

        (i) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        (j) The Term "Stock Option Plan" shall mean the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

        (k) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

        (l) There shall be included within the term "Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

        (m) There shall be included within the term "Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

        7.2  FURTHER ASSURANCES.

        Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

        7.3  GOVERNING LAW.

        This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

        7.4  INVALIDITY OF PROVISION.

        The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

        7.5  NOTICE.

        Any notice or other communication required or permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

           (i) if to Dal-Tile, to:

               Dal-Tile International Inc.
               C.F. Hawn Freeway
               Dallas, Texas 75217
               Attention: Mark A. Solls

               with a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York 10004
               Attention: Frederick H. Fogel, Esq.

           (ii) if to the Grantee, to:

               Jacques Sardas
               6031 Orchid Lane
               Dallas, Texas 75230

               with a copy to:

               Ira C. Kaplan, Esq.
               Benesch, Friedlander, Coplan & Aronoff, LLP
               2300 BP America Building
               200 Public Square
               Cleveland, Ohio 44114

           Any party may change its address for notice hereunder by notice to the other parties hereto.

        7.6  BINDING EFFECT.

        This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

        7.7  AMENDMENT AND MODIFICATION.

        This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

        7.8  HEADING; EXECUTION IN COUNTERPARTS.

        The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

        7.9  ENTIRE AGREEMENT.

        This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

        7.10  RIGHT OF DISCHARGE RESERVED.

        Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

        7.11  WITHHOLDING.

        The Company shall be entitled to withhold from any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

        7.12  INTERPRETATION AND STOCKHOLDER APPROVAL.

        (a) The Right granted under this Agreement is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

        (b) This Agreement and the grant of the Right hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

        7.13  NO RIGHTS AS A STOCKHOLDER.

        Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

        7.14  GRANTEE'S ACKNOWLEDGMENTS.

        The Grantee agrees and acknowledges that no member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

        7.15  RESTRICTIONS.

        (a) If the Committee shall at any time determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three months of exercise of the Right, payment of the amount determined under Section 2 hereof will be made in cash.

        (b) The term "Consent" as used herein with respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

    IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                          DAL-TILE INTERNATIONAL INC.
                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                          ______________________________________

                                          Jacques R. Sardas

                                                                       EXHIBIT A

                                EXERCISE NOTICE

           [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

    The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as of the 10th day of October, 1998, with respect to Shares, as provided for therein.

    The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

    ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

    SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered.

    Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:

Name: _____________________________________________

Address: __________________________________________

Social Security or Tax I.D. Number: _______________

                                 (Please print)

                                            Signature __________________________

Dated ________, 199__.

                      STOCK APPRECIATION RIGHTS AGREEMENT

    THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), David F. Finnigan, 5744 Meadow Haven Drive, Plano, TX 75093 (the "Grantee").

    The parties hereto agree as follows:

    1.  GRANT OF STOCK APPRECIATION RIGHT.

    Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 60,000 shares of the common stock, par value $.01 per share (the "Common Stock") of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01 as adjusted pursuant to this Agreement (the "Base Price").

    2.  AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

        2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise, over the Base Price by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $11.94 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2.1 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as: (x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by the Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; PROVIDED, HOWEVER, that Dal-Tile shall have no obligation to make a loan in the event of the "Termination With Cause" (as defined in the Stock Option Plan) of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee.

        2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on September 1, 2007; PROVIDED, HOWEVER, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event of the Termination With Cause of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee. Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by any and all shares of Common Stock and options to acquire Common Stock held by the Grantee and by the Right.

    3.  VESTING; EXERCISABILITY; DURATION.

        3.1  VESTING.

        (a) Subject to Sections 6.2 and 6.3 hereof, the Grantee shall vest in the cumulative percentage of Shares under the Right, at the times provided in the following schedule:

         APPLICABLE DATE            CUMULATIVE PERCENTAGE OF SHARES
----------------------------------  -------------------------------
On the Grant Date.................                    25%
September 1, 1998.................                    50%
September 1, 1999.................                    75%
September 1, 2000.................                   100%

        (b) The unvested portion of the Right shall be forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason.

        3.2  EXERCISABILITY.

        Subject to Sections 6.2 and 6.3 hereof, the Grantee shall be entitled to exercise the Right, with respect to the cumulative percentage of Shares subject to the Right in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

        3.3  DURATION.

        Unless earlier terminated in accordance with the terms of this Agreement, the Right shall terminate on September 1, 2007.

    4.  MANNER OF EXERCISE OF RIGHT.

    Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right. The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

    5.  NONASSIGNABILITY.

    Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

    6.  ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

        6.1  ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

        The number of Shares subject to this Right, the Ceiling Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.2  CHANGE OF CONTROL.

        Notwithstanding anything contained in this Agreement to the contrary:

        (a) upon the consummation of a "Transaction" that does not also constitute a "Non-Control Transaction" (each, as defined in the Stock Option
    Plan), the Grantee shall, unless the Grantee and Dal-Tile shall otherwise agree, be vested in, and shall be entitled to exercise the Right with respect to,

    100% of the Right, and the Grantee shall be entitled to receive, with respect to each Share subject to the Right, upon exercise of all or any portion of the Right, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

        (b) in the event of a Non-Control Transaction, the Grantee shall continue to vest in the Right only in accordance with Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section 3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any changes in the Shares resulting from a merger involving Dal-Tile. Adjustments under this Section 6.2(b) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.3  TERMINATION OF EMPLOYMENT.

        The Right (whether vested or unvested) shall terminate and expire on the effective date of the Termination With Cause of the Grantee's employment by Dal-Tile. Unless the Committee determines otherwise, in the event of the termination of the Grantee's employment for any reason other than a Termination With Cause by Dal-Tile, the Right, to the extent then vested, shall become exercisable only in accordance with Section 3.2 hereof and shall terminate on the earliest to occur of: (i) September 1, 2007; and (ii) the date which is ten (10) days (one (1) year in the case of a termination by reason of death, disability or retirement on or after the Grantee's sixty-fifth birthday or such earlier retirement age as may be approved by the Committee) after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the right shall be forfeited

    7.  MISCELLANEOUS.

        7.1  RULES OF CONSTRUCTION.

        (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

        (b) The term "affiliate" shall mean any person directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

        (c) The term "Board" shall mean the Board of Directors of Dal-Tile.

        (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (e) The term "Committee" shall mean the Committee of the Board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

        (f) The term "control" shall mean with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

        (g) The term "Fair Market Value" per Share as of a particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the

    Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

        (h) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        (i) The Term "Stock Option Plan" shall mean the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

        (j) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

        (k) There shall be included within the term "Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

        (l) There shall be included within the term "Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

        7.2  FURTHER ASSURANCES.

        Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

        7.3  GOVERNING LAW.

        This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

        7.4  INVALIDITY OF PROVISION.

        The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

        7.5  NOTICE.

        Any notice or other communication required or permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

           (i) if to Dal-Tile, to:

               Dal-Tile International Inc.
               7834 C.F. Hawn Freeway
               Dallas, Texas 75217
               Attention: Mark A. Solls

               with a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York 10004
               Attention: Frederick H. Fogel, Esq.

           (ii) if to the Grantee, to:

               David F. Finnigan
               5744 Meadow Haven Drive
               Plano, TX 75093

        Any party may change its address for notice hereunder by notice to the other parties hereto.

        7.6  BINDING EFFECT.

        This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

        7.7  AMENDMENT AND MODIFICATION.

        This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

        7.8  HEADING; EXECUTION IN COUNTERPARTS.

        The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

        7.9  ENTIRE AGREEMENT.

        This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

        7.10  RIGHT OF DISCHARGE RESERVED.

        Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

        7.11  WITHHOLDING.

        The Company shall be entitled to withhold from any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

        7.12  INTERPRETATION AND STOCKHOLDER APPROVAL.

        (a) The Right granted under this Agreement is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

        (b) This Agreement and the grant of the Right hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

        7.13  NO RIGHTS AS A STOCKHOLDER.

        Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

        7.14  GRANTEE'S ACKNOWLEDGMENTS.

        The Grantee agrees and acknowledges that no member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations, in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

        7.15  RESTRICTIONS.

        (a) If the Committee shall at any time determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three (3) months of exercise of the Right, payment of the amount determined under Section 2.1 hereof will be made in cash.

        (b) The term "Consent" as used herein with respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

    IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                          DAL-TILE INTERNATIONAL INC.
                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                          ______________________________________

                                          David F. Finnigan

                                                                       EXHIBIT A

                                EXERCISE NOTICE

           [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

    The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as of the 10th day of October, 1997, with respect to Shares, as provided for therein.

    The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

    ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

    SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered.

    Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:

Name: _____________________________________________

Address: __________________________________________

Social Security or Tax I.D. Number: _______________

                                 (Please print)

                                            Signature __________________________

Dated ________, 199__.

                      STOCK APPRECIATION RIGHTS AGREEMENT

    THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), and Dan L. Cooke, 5501 Windmier Circle, Dallas, TX 75275 (the "Grantee").

    The parties hereto agree as follows:

    1.  GRANT OF STOCK APPRECIATION RIGHT.

    Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 50,000 shares of the common stock, par value $.01 per share (the "Common Stock") of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01 as adjusted pursuant to this Agreement (the "Base Price").

    2.  AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

        2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise, over the Base Price by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $11.94 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2.1 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as: (x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by the Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; PROVIDED, HOWEVER, that Dal-Tile shall have no obligation to make a loan in the event of the "Termination With Cause" (as defined in the Stock Option Plan) of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee.

        2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on April 18, 2007; PROVIDED, HOWEVER, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event of the Termination With Cause of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee. Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by any and all shares of Common Stock and options to acquire Common Stock held by the Grantee and by the Right.

    3.  VESTING; EXERCISABILITY; DURATION.

        3.1  VESTING.

        (a) Subject to Sections 6.2 and 6.3 hereof, the Grantee shall vest in the cumulative percentage of Shares under the Right, at the times provided in the following schedule:

         APPLICABLE DATE            CUMULATIVE PERCENTAGE OF SHARES
----------------------------------  -------------------------------
On the Grant Date.................                    25%
April 18, 1998....................                    50%
April 18, 1999....................                    75%
April 18, 2000....................                   100%

        (b) The unvested portion of the Right shall be forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason.

        3.2  EXERCISABILITY.

        Subject to Sections 6.2 and 6.3 hereof, the Grantee shall be entitled to exercise the Right, with respect to the cumulative percentage of Shares subject to the Right in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

        3.3  DURATION.

        Unless earlier terminated in accordance with the terms of this Agreement, the Right shall terminate on April 18, 2007.

    4.  MANNER OF EXERCISE OF RIGHT.

        Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right. The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

    5.  NONASSIGNABILITY.

    Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

    6.  ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

        6.1  ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

    The number of Shares subject to this Right, the Ceiling Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.2  CHANGE OF CONTROL.

        Notwithstanding anything contained in this Agreement to the contrary:

        (a) upon the consummation of a "Transaction" that does not also constitute a "Non-Control Transaction" (each, as defined in the Stock Option
    Plan), the Grantee shall, unless the Grantee and

    Dal-Tile shall otherwise agree, be vested in, and shall be entitled to exercise the Right with respect to, 100% of the Right, and the Grantee shall be entitled to receive, with respect to each Share subject to the Right, upon exercise of all or any portion of the Right, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

        (b) in the event of a Non-Control Transaction, the Grantee shall continue to vest in the Right only in accordance with Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section 3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any changes in the Shares resulting from a merger involving Dal-Tile. Adjustments under this Section 6.2(b) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.3  TERMINATION OF EMPLOYMENT.

        The Right (whether vested or unvested) shall terminate and expire on the effective date of the Termination With Cause of the Grantee's employment by Dal-Tile. Unless the Committee determines otherwise, in the event of the termination of the Grantee's employment for any reason other than a Termination With Cause by Dal-Tile, the Right, to the extent then vested, shall become exercisable only in accordance with Section 3.2 hereof and shall terminate on the earliest to occur of: (i) April 18, 2007; and (ii) the date which is ten (10) days (one (1) year in the case of a termination by reason of death, disability or retirement on or after the Grantee's sixty-fifth birthday or such earlier retirement age as may be approved by the Committee) after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the right shall be forfeited

    7.  MISCELLANEOUS.

        7.1  RULES OF CONSTRUCTION.

        (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

        (b) The term "affiliate" shall mean any person directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

        (c) The term "Board" shall mean the Board of Directors of Dal-Tile.

        (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (e) The term "Committee" shall mean the Committee of the Board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

        (f) The term "control" shall mean with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

        (g) The term "Fair Market Value" per Share as of a particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

        (h) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        (i) The Term "Stock Option Plan" shall mean the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

        (j) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

        (k) There shall be included within the term "Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

        (l) There shall be included within the term "Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

        7.2  FURTHER ASSURANCES.

        Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

        7.3  GOVERNING LAW.

        This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

        7.4  INVALIDITY OF PROVISION.

        The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

        7.5  NOTICE.

        Any notice or other communication required or permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

           (i) if to Dal-Tile, to:

               Dal-Tile International Inc.
               7834 C.F. Hawn Freeway
               Dallas, Texas 75217
               Attention: Mark A. Solls

               with a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York 10004
               Attention: Frederick H. Fogel, Esq.

           (ii) if to the Grantee, to:

               Dan L. Cooke
               5501 Windmier Circle
               Dallas, TX 75275

        Any party may change its address for notice hereunder by notice to the other parties hereto.

        7.6  BINDING EFFECT.

    4This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

        7.7  AMENDMENT AND MODIFICATION.

        This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

        7.8  HEADING; EXECUTION IN COUNTERPARTS.

        The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

        7.9  ENTIRE AGREEMENT.

        This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

        7.10  RIGHT OF DISCHARGE RESERVED.

        Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

        7.11  WITHHOLDING.

        The Company shall be entitled to withhold from any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

        7.12  INTERPRETATION AND STOCKHOLDER APPROVAL.

        (a) The Right granted under this Agreement is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

        (b) This Agreement and the grant of the Right hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

        7.13  NO RIGHTS AS A STOCKHOLDER.

        Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

        7.14  GRANTEE'S ACKNOWLEDGMENTS.

        The Grantee agrees and acknowledges that no member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations, in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

        7.15  RESTRICTIONS.

        (a) If the Committee shall at any time determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three (3) months of exercise of the Right, payment of the amount determined under Section 2.1 hereof will be made in cash.

        (b) The term "Consent" as used herein with respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

    IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                          DAL-TILE INTERNATIONAL INC.
                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                          ______________________________________

                                          Dan L. Cooke

                                                                       EXHIBIT A

                                EXERCISE NOTICE

           [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

    The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as
of the 10th day of October, 1997, with respect to         Shares, as provided
for therein.

    The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

    ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

    SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered.

    Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:

Name: _____________________________________________

Address: __________________________________________

Social Security or Tax I.D. Number: _______________

                                 (Please print)

                                            Signature __________________________

Dated ________, 199__.

                      STOCK APPRECIATION RIGHTS AGREEMENT

    THIS AGREEMENT, made as of the 20th day of February, 1998 (the "Grant Date"), between Dal-Tile International Inc., a Delaware corporation ("Dal-Tile"), and Marc Powell, 205 White Chapel Court, Southlake, Texas 76092 (the "Grantee").

    The parties hereto agree as follows:

    1.  GRANT OF STOCK APPRECIATION RIGHT.

    Dal-Tile hereby grants to the Grantee a Stock Appreciation Right (the "Right") with respect to 50,000 shares of the common stock, par value $.01 per share (the "Common Stock") of Dal-Tile (the "Shares") on the terms and conditions set forth in this Agreement. The base price for each Share covered by this Right shall be $9.01 as adjusted pursuant to this Agreement (the "Base Price").

    2.  AMOUNT AND FORM OF PAYMENT UPON EXERCISE OF RIGHT.

        2.1 Upon exercise of all or any portion of the Right, the Grantee shall be entitled to receive the amount determined by multiplying (i) the excess (the "Single Share Excess") of the Fair Market Value of a Share on the date of exercise, over the Base Price by (ii) the number of Shares in respect of which the Right is being exercised; PROVIDED, HOWEVER, that for purposes of determining the Single Share Excess, no amount of Fair Market Value of a Share in excess of $11.94 (the "Ceiling Price") shall be taken into account. Payment of the amount determined under this Section 2.1 shall, in the sole discretion of the Committee, be made: (i) in cash; (ii) by delivery of Shares having an aggregate Fair Market Value on the date of such delivery equal to the amount of such payment (a "Payment-In-Kind"); or (iii) by a combination of the foregoing (a "Mixed Payment"), and shall be paid within ten (10) business days after the date of exercise. In the event that such payment is made as: (x) a Payment-In-Kind; or (y) a Mixed Payment, and the sum of the federal, state and other governmental income tax incurred by the Grantee with respect to the payment exceeds the cash portion, if any, of such payment, the Committee shall make one or more interest-bearing loans (each loan, a "Loan," and, collectively, the "Loans") to the Grantee in an amount equal to such excess; PROVIDED, HOWEVER, that Dal-Tile shall have no obligation to make a loan in the event of the "Termination With Cause" (as defined in the Stock Option Plan) of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee.

        2.2 Each Loan shall bear interest at the lowest rate permitted by the Internal Revenue Service without the imputation of interest. The principal amount and accrued interest on each Loan shall be due and payable on April 18, 2007; PROVIDED, HOWEVER, that (a) the Grantee shall pay to Dal-Tile promptly, as repayment of the outstanding principal amount and accrued interest of the Loans, the after-tax proceeds received by the Grantee from any disposition of Common Stock, or options to acquire Common Stock, held from time to time by the Grantee, and (b) the outstanding principal amount and accrued interest of all the Loans shall be immediately payable in the event of the Termination With Cause of the Grantee's employment by Dal-Tile or the termination of the Grantee's employment voluntarily by the Grantee. Repayments shall be applied first to the Loan which was most recently made. Each Loan shall be secured by any and all shares of Common Stock and options to acquire Common Stock held by the Grantee and by the Right.

    3.  VESTING; EXERCISABILITY; DURATION.

        3.1  VESTING.

        (a) Subject to Sections 6.2 and 6.3 hereof, the Grantee shall vest in the cumulative percentage of Shares under the Right, at the times provided in the following schedule:

         APPLICABLE DATE             CUMULATIVE PERCENTAGE OF SHARES
----------------------------------  ---------------------------------
On the Grant Date.................                     25%
April 18, 1998....................                     50%
April 18, 1999....................                     75%
April 18, 2000....................                    100%

        (b) The unvested portion of the Right shall be forfeited upon the termination of the Grantee's employment with Dal-Tile for any reason.

        3.2  EXERCISABILITY.

        Subject to Sections 6.2 and 6.3 hereof, the Grantee shall be entitled to exercise the Right, with respect to the cumulative percentage of Shares subject to the Right in which the Grantee may then be, or thereafter become, vested, only if Dal-Tile reports, pursuant to its audited financial statements, positive net income ("Net Income") for either its fiscal year ending December 31, 1998 or its fiscal year ending December 31, 1999 (the "Performance Target"). The Right shall not be exercisable prior to the vesting thereof and the time the Committee certifies that the Performance Target has been satisfied. The Committee shall act within seven days with respect to certification following the availability of the relevant audited financial statements. For purposes of this Agreement, Net Income shall be calculated without taking into account any charge against income which may arise as a result of the Right granted pursuant to this Agreement or any other stock appreciation right which may, from time to time, be granted by Dal-Tile.

        3.3  DURATION.

        Unless earlier terminated in accordance with the terms of this Agreement, the Right shall terminate on April 18, 2007.

    4.  MANNER OF EXERCISE OF RIGHT.

    Subject to the terms and conditions of this Agreement, the Right may be exercised only by giving written notice (the "Exercise Notice") to Dal-Tile in the form of Exhibit A attached hereto, at its principal executive office. Such notice shall state that the Grantee is electing to exercise the Right, and the number of Shares in respect of which the Right is being exercised, and shall be signed by the person or persons exercising the Right. The date of exercise for purposes of this Agreement shall be the date Dal-Tile receives the Exercise Notice. If requested by Dal-Tile, such person or persons shall: (i) deliver this Agreement to the Secretary of Dal-Tile who shall endorse thereon a notation of such exercise; and (ii) provide satisfactory proof as to the right of such person or persons to exercise the Right.

    5.  NONASSIGNABILITY.

    Neither the Right granted to the Grantee under this Agreement nor any portion thereof shall be assignable or transferable (whether by operation of law or otherwise, and whether voluntarily or involuntarily), other than by will or by the laws of descent and distribution. The Right granted to the Grantee under this Agreement shall be exercisable only by the Grantee or his estate, heirs or personal representatives.

    6.  ADJUSTMENTS TO RIGHTS UPON CERTAIN EVENTS.

        6.1  ADJUSTMENTS TO NUMBER OF SHARES AND CEILING AND BASE PRICES.

        The number of Shares subject to this Right, the Ceiling Price and the Base Price shall be equitably adjusted for any increase or decrease in the number of issued Shares resulting from: (i) the subdivision or combination of Shares or other capital adjustments; (ii) the payment of a stock dividend or extraordinary cash dividend after the Grant Date; or (iii) any other increase or decrease in the number of such Shares effected without receipt of consideration by Dal-Tile; PROVIDED, HOWEVER, that any fractional Shares resulting from any such adjustment shall be eliminated. Adjustments under this Section 6.1 shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.2  CHANGE OF CONTROL.

        Notwithstanding anything contained in this Agreement to the contrary:

        (a) upon the consummation of a "Transaction" that does not also constitute a "Non-Control Transaction" (each, as defined in the Stock Option
    Plan), the Grantee shall, unless the Grantee and Dal-Tile shall otherwise agree, be vested in, and shall be entitled to exercise the Right with respect to,

    100% of the Right, and the Grantee shall be entitled to receive, with respect to each Share subject to the Right, upon exercise of all or any portion of the Right, a payment of the same amount and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in such Transaction in respect of a Share, less the Base Price; PROVIDED, HOWEVER, that the fair market value of such stock, securities, cash, property or other consideration shall not exceed the Ceiling Price less the Base Price. If more than one (1) form of consideration is included in such Transaction, the various components thereof shall be appropriately prorated; and

        (b) in the event of a Non-Control Transaction, the Grantee shall continue to vest in the Right only in accordance with Section 3.1 hereof, which Right shall remain exercisable only in accordance with Section 3.2 hereof, and, the number of Shares subject to the Right, the Ceiling Price and the Base Price shall be equitably adjusted by the Committee for any changes in the Shares resulting from a merger involving Dal-Tile. Adjustments under this Section 6.2(b) shall be made by the Committee, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

        6.3  TERMINATION OF EMPLOYMENT.

        The Right (whether vested or unvested) shall terminate and expire on the effective date of the Termination With Cause of the Grantee's employment by Dal-Tile. Unless the Committee determines otherwise, in the event of the termination of the Grantee's employment for any reason other than a Termination With Cause by Dal-Tile, the Right, to the extent then vested, shall become exercisable only in accordance with Section 3.2 hereof and shall terminate on the earliest to occur of: (i) April 18, 2007; and (ii) the date which is ten (10) days (one (1) year in the case of a termination by reason of death, disability or retirement on or after the Grantee's sixty-fifth birthday or such earlier retirement age as may be approved by the Committee) after the later of: (A) such termination of the Grantee's employment; and (B) the date that achievement of the Performance Target is certified, and the unvested portion of the right shall be forfeited

    7.  MISCELLANEOUS.

        7.1  RULES OF CONSTRUCTION.

        (a) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number, words of the masculine gender shall include the feminine and the neuter, and, when the sense so indicates, words of the neuter gender may refer to any gender.

        (b) The term "affiliate" shall mean any person directly or indirectly controlling, controlled by, or under common control with the person of which it is an affiliate.

        (c) The term "Board" shall mean the Board of Directors of Dal-Tile.

        (d) The term "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (e) The term "Committee" shall mean the Committee of the Board appointed to administer the Stock Option Plan in accordance with the terms of such plan.

        (f) The term "control" shall mean with respect to any person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of equity interests, by contract or otherwise.

        (g) The term "Fair Market Value" per Share as of a particular date shall mean: (i) the closing sales price of a Share on the national securities exchange on which the Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares on such exchange; or (ii) if the Shares are not then traded on a national securities exchange, the average of the closing bid and asked prices for the Shares in the over-the-counter market on which the

    Shares are principally traded for the last date (including the date of exercise of the Right) on which there was a sale of the Shares in such market; or (iii) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Committee, in its sole discretion, shall determine.

        (h) The term "person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

        (i) The Term "Stock Option Plan" shall mean the Dal-Tile International Inc. 1997 Amended and Restated Stock Option Plan.

        (j) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

        (k) There shall be included within the term "Dal-Tile" any successor to Dal-Tile by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

        (l) There shall be included within the term "Shares" any Common Stock, and any and all securities of any kind whatsoever of Dal-Tile which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a merger, consolidation, stock split, stock dividend, recapitalization of Dal-Tile or otherwise.

        7.2  FURTHER ASSURANCES.

        Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement, and the consummation of the transactions contemplated hereby.

        7.3  GOVERNING LAW.

        This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

        7.4  INVALIDITY OF PROVISION.

        The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible under law.

        7.5  NOTICE.

        Any notice or other communication required or permitted hereunder shall be writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, 5 days after the date of deposit in the United States mail, as follows:

           (i) if to Dal-Tile, to:

               Dal-Tile International Inc.
               7834 C.F. Hawn Freeway
               Dallas, Texas 75217
               Attention: Mark A. Solls

               with a copy to:

               Fried, Frank, Harris, Shriver & Jacobson
               One New York Plaza
               New York, New York 10004
               Attention: Frederick H. Fogel, Esq.

           (ii) if to the Grantee, to:

               Marc Powell
               205 White Chapel Court
               Southlake, Texas 76902

        Any party may change its address for notice hereunder by notice to the other parties hereto.

        7.6  BINDING EFFECT.

        This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

        7.7  AMENDMENT AND MODIFICATION.

        This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

        7.8  HEADING; EXECUTION IN COUNTERPARTS.

        The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which together shall constitute one and the same instrument.

        7.9  ENTIRE AGREEMENT.

        This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

        7.10  RIGHT OF DISCHARGE RESERVED.

        Nothing contained in this Agreement shall confer upon the Grantee any right to continue in the employ or service of Dal-Tile or affect any right which Dal-Tile may have to terminate the employment or services of the Grantee.

        7.11  WITHHOLDING.

        The Company shall be entitled to withhold from any payments to the Grantee an amount sufficient to satisfy any federal, state, and other governmental tax required to be withheld in connection with any exercise of the Right.

        7.12  INTERPRETATION AND STOCKHOLDER APPROVAL.

        (a) The Right granted under this Agreement is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code and the Committee shall interpret this Agreement accordingly.

        (b) This Agreement and the grant of the Right hereunder is subject to approval by Dal-Tile's stockholders in accordance with Section 162(m) of the Code.

        7.13  NO RIGHTS AS A STOCKHOLDER.

        Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares subject to the Right. Except for adjustments which the Committee may make pursuant to Section 6.1 hereof, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property). Neither the Grantee nor any person succeeding to the Grantee's rights hereunder shall have any rights as a stockholder with respect to any Shares issuable in connection with a Payment-In-Kind or a Mixed Payment until the date of the issuance of a stock certificate to him or her for any such Shares. No adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

        7.14  GRANTEE'S ACKNOWLEDGMENTS.

        The Grantee agrees and acknowledges that no member of the Committee shall be liable for any action or determination made in good faith with respect to this Agreement. The Committee shall have the right to make all determinations, in respect of this Agreement, which determinations shall be final, conclusive and binding on the Grantee.

        7.15  RESTRICTIONS.

        (a) If the Committee shall at any time determine based on the advice of counsel that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the issuance of Shares hereunder, then such issuance shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee. Dal-Tile shall use its reasonable best efforts to effect or obtain such Consent. If such Consent cannot be effected or obtained within three (3) months of exercise of the Right, payment of the amount determined under Section 2.1 hereof will be made in cash.

        (b) The term "Consent" as used herein with respect to the issuance of Shares means: (i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee or any person succeeding to the Grantee's rights hereunder, as the case may be, with respect to the disposition of the Shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals in respect of the issuance of the Shares by any governmental or other regulatory bodies.

    IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

                                          DAL-TILE INTERNATIONAL INC.
                                          By: __________________________________

                                          Name: ________________________________

                                          Title: _______________________________

                                          ______________________________________

                                          Marc Powell

                                                                       EXHIBIT A

                                EXERCISE NOTICE

           [TO BE EXECUTED UPON EXERCISE OF STOCK APPRECIATION RIGHT]

To Dal-Tile International Inc.

    The undersigned hereby irrevocable elects to exercise the Right represented by the attached Stock Appreciation Rights Agreement (the "Agreement"), dated as
of the 10th day of October, 1997, with respect to         Shares, as provided
for therein.

    The undersigned represents and warrants to you that, with respect to any amount paid to the undersigned by delivery of Shares:

    ACQUISITION FOR OWN ACCOUNT. The undersigned is acquiring such Shares for his/her own account for investment and not with a view to the sale or distribution thereof or with any present intention of distributing or selling the same.

    SECURITIES ACT RESTRICTIONS. The undersigned covenants and agrees that he/she will not sell, assign, transfer, pledge or otherwise dispose of any of the Shares acquired by the undersigned hereunder unless and until they are registered under the Securities Act of 1933, as amended (the "Securities Act"), or unless an exemption from such registration is available and until the undersigned shall have delivered to Dal-Tile International Inc. a written opinion of counsel reasonably satisfactory to Dal-Tile International Inc. that the disposition is in compliance with the requirements of the Securities Act. The undersigned acknowledges that he/she understands that the Shares are not so registered. Please pay all cash to, and issue any certificate or certificates for any Shares in the name of:

Name: _____________________________________________

Address: __________________________________________

Social Security or Tax I.D. Number: _______________

                                 (Please print)

                                            Signature __________________________

Dated ________, 199__.

                              DAL-TILE INTERNATIONAL INC.
                       PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                   APRIL 30, 1998

      THIS PROXY IS SOLICITED ON BEHALF OF DAL-TILE INTERNATIONAL INC.'S
                            BOARD OF DIRECTORS.

P     The undersigned hereby appoints Jacques R. Sardas, W. Christopher
   Wellborn and Mark A. Solls, and each of them, Proxies for the R undersigned, with full power of substitution, to represent and to vote all shares of Dal-Tile International Inc. Common Stock which the O undersigned may be entitled to vote at the 1998 Annual Meeting of
   Stockholders of Dal-Tile International Inc. to be held in Dallas, Texas X on Thursday, April 30, 1998 at 10:00 a.m., or at any adjournment thereof, upon the matters set forth on the reverse side and described in Y the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

      PLEASE MARK THIS PROXY AS INDICATED ON THE REVERSE SIDE TO VOTE ON ANY ITEM. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, PLEASE SIGN THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED. IF THIS PROXY IS SIGNED BUT NO SPECIFICATIONS ARE MADE, THE PROXY SHALL BE VOTED FOR ITEMS 1 THROUGH 5. IN THEIR DISCRETION, THE APPOINTED PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


   COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENTS/ADDRESS ON REVERSE SIDE

                                                                   SEE REVERSE
                (CONTINUED AND TO BE SIGNED ON OTHER SIDE.)            SIDE

                               FOLD AND DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 THROUGH 5    PLEASE MARK
                                                                 YOUR VOTES AS
                                                                 INDICATED IN
                                                                  THIS EXAMPLE
                                                                       /X/

1. To elect seven directors for terms ending at the 1999 Annual Meeting of Stockholders.

      FOR all nominees                WITHHOLD
     listed to the right              AUTHORITY
   (except as marked to the     to vote for all nominees
         contrary)                 listed to the right
           / /                           / /

   Nominees: Jacques R. Sardas, Charles J. Pillied, Jr., Douglas D. Danforth, Vincent A. Mai, Henry F. Skelsey, John M. Goldsmith, Norman E. Wells, Jr.

   WITHHELD FOR: To withhold authority to vote for any individual nominee(s), write that nominee(s) name on the line provided:

   ____________________________________________________________________________

2. To amend the Company's 1996 Amended and Restated Stock Option Plan to, among other things, increase the number of shares reserved for issuance pursuant thereto.

                     FOR           AGAINST        ABSTAIN
                     / /             / /            / /

3. To approve the material terms of the Company's Annual Incentive Plan.
                     FOR           AGAINST        ABSTAIN
                     / /             / /            / /

4. To approve the Stock Appreciation Rights granted to Messrs. Jacques R. Sardas, W. Christopher Wellborn, David F. Finnigan, Dan L. Cooke and Marc S. Powell.
                     FOR           AGAINST        ABSTAIN
                     / /             / /            / /

5. To ratify the appointment by the Board of Directors of Ernst & Young L.L.P. independent public accountants, as independent auditors for the Company for the fiscal year ending January 1, 1999.

I PLAN TO ATTEND MEETING
IF YOU CHECK THIS BOX TO THE RIGHT AN ADMISSION CARD WILL BE SENT TO YOU. / /

ADDRESS CHANGE
PLEASE MARK THIS BOX IF YOU HAVE ADDRESS CHANGES ON THE REVERSE SIDE.     / /

RECEIPT IS HEREBY ACKNOWLEDGED OF THE DAL-TILE INTERNATIONAL INC. NOTICE OF MEETING AND PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.


SIGNATURE ____________________ SIGNATURE ____________________ DATE ________

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY ANY AUTHORIZED PERSON INDICATING THE PERSON'S TITLE.

                               FOLD AND DETACH HERE